File No. 811-2552
File No. 2-21867

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

Pre-Effective Amendment No. ____
Post-Effective Amendment No. 142

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940 X

Amendment No. 50

WADDELL & REED ADVISORS FUNDS, INC.

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code (913) 236-2000

Kristen A. Richards, 6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

_____	immediately upon filing pursuant to paragraph (b)
__X__	on January 31, 2008 pursuant to paragraph (b)
_____	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
_____	on (date) pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

         The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the fiscal year ended June 30, 2007 for Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund was filed on September 27, 2007. Notice for the fiscal year ended September 30, 2007 for Waddell & Reed Advisors Bond Fund was filed on December 11, 2007.

Waddell & Reed Advisors Funds

FIXED INCOME AND
MONEY MARKET FUNDS

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Waddell & Reed Advisors Cash Management

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus

January 31, 2008

CONTENTS

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund
Waddell & Reed Advisors Cash Management
Additional Information about Principal Investment Strategies,
Other Investments and Risks
The Management of the Funds
Investment Advisor
Management Fee
Portfolio Management
Your Account
Choosing a Share Class
Ways to Set Up Your Account
Pricing of Fund Shares
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes
Financial Highlights
Appendix A

Waddell & Reed Advisors Bond Fund

An Overview of the Fund

Objective

To seek a reasonable return with emphasis on preservation of capital.

Principal Strategies

Waddell & Reed Advisors Bond Fund seeks to achieve its objective by investing primarily in domestic and, to a lesser extent, foreign debt securities usually of investment grade, including bonds rated BBB and higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), and Baa and higher by Moody's Investors Service, Inc. (Moody's) or, if unrated, deemed by Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, to be of comparable quality. During normal market conditions, the Fund invests at least 80% of its net assets in bonds, including corporate bonds, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and mortgage-backed and other asset-backed securities. The Fund has no limitations regarding the maturity, duration or dollar weighted average of its holdings. The Fund may invest in debt securities with varying maturities and can invest in securities of companies of any size.

In selecting debt securities for the Fund's portfolio, WRIMCO utilizes a top-down viewpoint at the outset by looking at broad economic and financial trends in an effort to anticipate their impact on the bond market and then considers yield and relative safety of a security and, in the case of convertible securities, the possibility of capital growth. WRIMCO may also look at many other factors. These include the issuer's past, present and estimated future:

  financial strength
  cash flow
  management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security decline. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  an issuer of a debt security or other fixed income obligation may not make payments on the security or obligation when due an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's investment income the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds changes in the maturities of bonds owned by the Fund
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury (Treasury) or by the credit of the issuer.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Bond Fund may be appropriate for investors who primarily seek current income while also seeking to preserve investment principal. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	7.27%
1999	-1.08%
2000	9.13%
2001	7.51%
2002	9.29%
2003	4.96%
2004	4.25%
2005	1.41%
2006	3.96%
2007	5.56%

In the period shown in the chart, the highest quarterly return was 4.52% (the third quarter of 2001) and the lowest quarterly return was -0.58% (the second quarter of 2004).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	–––	––––	––––
Class A
Before Taxes	-0.51%	2.79%	4.56%
After Taxes on Distributions	-2.04%	1.14%	2.56%
After Taxes on Distributions
and Sale of Fund Shares	0.15%[1]	1.74%	2.93%
Class B (began on 9-9-1999)
Before Taxes	0.44%	2.90%	4.61%
Class C (began on 9-9-1999)
Before Taxes	4.49%	3.08%	4.61%
Class Y
Before Taxes	5.90%	4.37%	5.51%
Indexes
Citigroup Broad
Investment Grade Index[2]	7.22%	4.55%	6.03%
Lipper Corporate Debt Funds
A-Rated Universe Average[3]	4.47%	4.11%	5.08%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	––––	––––	––––	––––

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	–––	–––	–––	–––

Management Fees[5]	0.48%	0.48%	0.48%	0.48%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.33%	0.54%	0.48%	0.22%
Total Annual Fund
Operating Expenses	1.06%	2.02%	1.96%	0.70%

1 The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Reflects the management fee rate that became effective on October 8, 2007. See the section entitled "Management Fee" for additional information.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$677	$893	$1,126	$1,729
Class B Shares	605	934	1,188	2,036[1]
Class C Shares	199[2]	615	1,057	2,222
Class Y Shares	72	224	390	799

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$677	$893	$1,126	$1,729
Class B Shares	205	634	1,088	2,036[1]
Class C Shares	199	615	1,057	2,222
Class Y Shares	72	224	390	799

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Global Bond Fund, Inc.

An Overview of the Fund

Objectives

To seek, as a primary objective, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Principal Strategies

Waddell & Reed Advisors Global Bond Fund seeks to achieve its objectives by investing in a diversified portfolio of debt securities of foreign and domestic issuers. During normal market conditions, the Fund invests at least 80% of its net assets in bonds. The Fund may invest in bonds of any maturity, although WRIMCO, the Fund's investment manager, seeks to focus on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). The Fund invests primarily in issuers of countries that are members of the Organisation of Economic Co-Operation and Development (OECD). The Fund may also invest in issuers located in emerging markets, such as Brazil, Russia, India and China. The Fund may invest in securities issued by foreign or U.S. governments and in securities issued by foreign or domestic companies of any size. The Fund may also invest up to 100% of its total assets in securities denominated in currencies other than the U.S. dollar.

Although the Fund invests, primarily, in investment grade securities, it may invest up to 35% of its total assets in non-investment grade bonds, commonly called junk bonds, that include bonds rated BB and below by S&P or comparable ratings issued by a nationally recognized statistical rating organization (NRSRO) or, if unrated, judged by WRIMCO to be of comparable quality. The Fund will typically invest in junk bonds of foreign issuers within emerging markets, and it will only invest in junk bonds if WRIMCO deems the risks to be consistent with the Fund's objectives. The Fund may also invest in equity securities of foreign and domestic issuers to achieve its secondary objective of capital growth.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  country analysis (economic, legislative/judicial and demographic trends)
  credit analysis of the issuer (financial strength, cash flow, management, strategy and accounting)
  maturity of the issue
  quality of the issue
  denomination of the issue (U.S. dollar, euro, yen)
  domicile of the issuer

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Fund's investment objective, buy or sell options or futures contracts on a security or an index of securities, or enter into swaps, including credit default swaps, interest rate swaps and foreign currency swaps (collectively, commonly known as derivatives). WRIMCO may use derivatives to hedge various investments, for risk management purposes or to seek to increase investment income or gain in the Fund.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Global Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's investment income an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline changes in the maturities of bonds owned by the Fund
  changes in foreign currency exchange rates, which may affect the value of the securities the Fund holds the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Global Bond Fund may be appropriate for investors primarily seeking a high level of current income generated from a diversified portfolio consisting of fixed-income securities of U.S. and foreign issuers. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Global Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Prior to September 18, 2000, the Fund, formerly known as Waddell & Reed Advisors High Income Fund II, Inc., sought to achieve its objectives by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information in the bar chart and performance table for periods prior to that date reflect the operations of the Fund under its former investment strategies and related policies.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	2.69%
1999	1.45%
2000	-4.78%
2001	8.74%
2002	1.83%
2003	11.62%
2004	5.33%
2005	3.09%
2006	5.22%
2007	9.96%

In the period shown in the chart, the highest quarterly return was 5.31% (the second quarter of 2003) and the lowest quarterly return was -5.72% (the third quarter of 1998).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	–––	––––	––––
Class A
Before Taxes	3.64%	5.74%	3.80%
After Taxes on Distributions	2.23%	4.31%	1.58%
After Taxes on Distributions
and Sale of Fund Shares	2.80%	4.31%	2.07%
Class B (began on 10-6-1999)
Before Taxes	5.15%	5.77%	4.17%
Class C (began on 10-6-1999)
Before Taxes	9.24%	5.99%	4.18%
Class Y
Before Taxes	10.43%	7.42%	6.03%
Indexes
Lehman Brothers U.S. Dollar-
Denominated Universal Index[1]	6.52%	5.00%	6.08%
Lipper Global Income
Funds Universe Average[2]	6.71%	6.51%	5.55%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Global Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	––––	––––	––––	––––

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	–––	–––	–––	–––

Management Fees[5]	0.63%	0.63%	0.63%	0.63%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.45%	0.75%	0.64%	0.27%
Total Annual Fund
Operating Expenses	1.33%	2.38%	2.27%	0.90%

1 The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5 The expenses shown for Management Fees reflect the maximum annual management fee rate payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.59% and the Total Annual Fund Operating Expenses would have been: Class A, 1.29%, Class B, 2.34%, Class C, 2.23%, and Class Y, 0.86%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at
end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$ 972	$1,262	$2,084
Class B Shares	641	1,042	1,370	2,455[1]
Class C Shares	230[2]	709	1,215	2,605
Class Y Shares	92	287	498	1,108

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	241	742	1,270	2,455[1]
Class C Shares	230	709	1,215	2,605
Class Y Shares	92	287	498	1,108

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Government Securities Fund

An Overview of the Fund

Objective

To seek as high a current income as is consistent with safety of principal.

Principal Strategies

Waddell & Reed Advisors Government Securities Fund seeks to achieve its objective by investing exclusively in U.S. government securities. The Fund invests in a diversified portfolio of U.S. government securities, including securities issued by the Treasury and government agencies and mortgage-backed securities also issued by government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest. Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are supported only by the right of the issuer to borrow from the Treasury or are supported only by the credit of the issuer.

Generally, in determining whether to sell a security, WRIMCO, the Fund's investment manager, uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Government Securities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's investment income an increase in interest rates, which may cause the value of the Fund's bonds, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds and mortgage-backed securities
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Government Securities Fund may be appropriate for investors who seek current income and the relative security of investing in U.S. government securities. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Government Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	7.49%
1999	-0.64%
2000	11.30%
2001	6.74%
2002	9.23%
2003	1.29%
2004	3.34%
2005	2.09%
2006	3.33%
2007	5.95%

In the period shown in the chart, the highest quarterly return was 5.38% (the third quarter of 2001) and the lowest quarterly return was –2.57% (the second quarter of 2004).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	–––	––––	––––
Class A
Before Taxes	1.46%	2.37%	4.53%
After Taxes on Distributions	-0.01%	0.93%	2.69%
After Taxes on Distributions
and Sale of Fund Shares	1.41%	1.44%	2.98%
Class B (began on 10-4-1999)
Before Taxes	0.99%	2.15%	4.32%
Class C (began on 10-8-1999)
Before Taxes	5.05%	2.39%	4.41%
Class Y
Before Taxes	6.35%	3.67%	5.76%
Indexes
Citigroup Treasury/
Government Sponsored/
Mortgage Bond Index[1]	7.87%	4.33%	5.94%
Lipper General U. S. Government
Funds Universe Average[2]	6.25%	3.09%	4.93%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Government Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	–––	–––	–––	–––

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	––-	––-	––-	––-

Management Fees[5]	0.50%	0.50%	0.50%	0.50%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.40%	0.58%	0.52%	0.27%
Total Annual Fund
Operating Expenses	1.15%	2.08%	2.02%	0.77%

1 The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5 The expenses shown for Management Fees reflect the maximum annual management fee rate payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.46% and the Total Annual Fund Operating Expenses would have been: Class A, 1.11%, Class B, 2.04%, Class C, 1.98%, and Class Y, 0.73%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$537	$775	$1,031	$1,763
Class B Shares	611	952	1,219	2,172[1]
Class C Shares	205[2]	634	1,088	2,348
Class Y Shares	79	246	428	954

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$537	$775	$1,031	$1,763
Class B Shares	211	652	1,119	2,172[1]
Class C Shares	205	634	1,088	2,348
Class Y Shares	79	246	428	954

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors High Income Fund, Inc.

An Overview of the Fund

Objectives

To seek, as its primary objective, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Principal Strategies

Waddell & Reed Advisors High Income Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of domestic and, to a lesser extent, foreign issuers, the risks of which are, in the judgment of WRIMCO, the Fund's investment manager, consistent with the Fund's objectives. The Fund invests primarily in lower quality bonds, which include bonds rated BBB and below by S&P or Baa and below by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds, which include bonds rated BB and below by S&P or Ba and below by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality; however, the Fund typically provides a cautious alternative within a more aggressive bond category. The Fund may invest in fixed-income securities of any maturity and in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund, beginning with the economic environment, interest rate trends and industry fundamentals, progressing to analysis of the company's fundamentals, including:

  financial strength
  growth of operating cash flows
  strength of management
  borrowing requirements
  improving debt-to-cash ratios
  potential to improve credit standing
  strong, defensible market position

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level or if management of the company weakens. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in WRIMCO's opinion, the price of the security has risen to reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors High Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's investment income an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries changes in the maturities of bonds owned by the Fund
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors High Income Fund may be appropriate for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the objective of income. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	3.88%
1999	2.92%
2000	-6.47%
2001	6.71%
2002	0.55%
2003	16.86%
2004	8.56%
2005	2.15%
2006	8.46%
2007	3.11%

In the period shown in the chart, the highest quarterly return was 5.65% (the second quarter of 2003) and the lowest quarterly return was -5.18% (the third quarter of 1998).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	–––	––––	––––
Class A
Before Taxes	-2.82%	6.44%	3.90%
After Taxes on Distributions	-5.29%	3.83%	0.66%
After Taxes on Distributions
and Sale of Fund Shares	-0.98%[1]	4.43%	1.61%
Class B (began on 10-4-1999)
Before Taxes	-1.58%	6.50%	4.00%
Class C (began on 10-4-1999)
Before Taxes	2.31%	6.72%	4.03%
Class Y
Before Taxes	3.43%	8.01%	4.81%
Indexes
Citigroup High Yield
Market Index[2]	1.84%	10.97%	5.68%
Lipper High Current Yield
Funds Universe Average[3]	1.50%	9.39%	3.99%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	––––	––––	––––	––––

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	–––	–––	–––	–––

Management Fees[5]	0.61%	0.61%	0.61%	0.61%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.28%	0.50%	0.45%	0.21%
Total Annual Fund
Operating Expenses	1.14%	2.11%	2.06%	0.82%

1 The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5 The expenses shown for Management Fees reflect the maximum annual management fee rate payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.59% and the Total Annual Fund Operating Expenses would have been: Class A, 1.12%, Class B, 2.09%, Class C, 2.04%, and Class Y, 0.80%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class B Shares	614	961	1,234	2,194[1]
Class C Shares	209[2]	646	1,108	2,390
Class Y Shares	84	262	455	1,014

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class B Shares	214	661	1,134	2,194[1]
Class C Shares	209	646	1,108	2,390
Class Y Shares	84	262	455	1,014

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Municipal Bond Fund, Inc.

An Overview of the Fund

Objective

To provide income that is not subject to Federal income tax.

Principal Strategies

Waddell & Reed Advisors Municipal Bond Fund seeks to achieve its objective by investing, during normal market conditions, at least 80% of its net assets in tax-exempt municipal bonds, mainly of investment grade and of any maturity. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes, although a portion of such interest may be a tax preference item for purposes of the Federal alternative minimum tax (AMT). Investment grade securities include bonds rated BBB and higher by S&P and Baa and higher by Moody's or, if unrated, deemed by WRIMCO, the Fund's investment manager, to be of comparable quality.

The Fund diversifies its holdings between two main types of municipal bonds:

  general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and multi-family project mortgages and student loan bonds that finance pools of student loans. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state's share of annual tobacco settlement revenues.

WRIMCO primarily utilizes a cautious top-down management style that de-emphasizes aggressive interest rate strategies. WRIMCO attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve, while keeping the overall Fund duration within a tight band relative to the Fund's stated benchmark. As an overlay to this core strategy, WRIMCO attempts to identify and utilize relative value opportunities that exist between sectors, states (including U.S. possessions), security structures and ratings categories. Relative attractiveness to other taxable fixed income asset classes, as well as municipal market supply/demand patterns and other technical factors, are monitored closely for opportunities.

WRIMCO seeks to emphasize prudent diversification among sectors, states, security structures, position sizes and ratings categories, in an attempt to reduce overall portfolio risk and performance volatility as well as to emphasize capital preservation. WRIMCO may invest in higher coupon pre-refunded bonds in seeking to obtain a stable source of income for the Fund.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the security's current coupon
  the maturity of the security
  the relative value of the security
  the creditworthiness of the particular issuer or of the private company involved the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Municipal Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities and zero coupon bonds, to decline prepayment of higher-yielding bonds when interest rates decline (optional call risk)
  changes in the maturities of bonds owned by the Fund
  the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects the local economic, political or regulatory environment affecting bonds owned by the Fund, including legislation affecting the tax status of municipal bond interest failure of a bond's interest to qualify as tax-exempt
  changes and shifts in the shape of the yield curve which may result in certain maturities underperforming others
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Although WRIMCO does not currently anticipate that the Fund will reach this level, a significant portion, up to 40%, of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's after-tax return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Municipal Bond Fund may be appropriate for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio and, thus, may not be appropriate for a tax-advantaged retirement or savings plan or other tax-exempt investor. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	5.20%
1999	-5.50%
2000	9.93%
2001	1.86%
2002	9.12%
2003	4.70%
2004	3.47%
2005	2.00%
2006	3.65%
2007	3.26%

In the period shown in the chart, the highest quarterly return was 5.09% (the third quarter of 2002) and the lowest quarterly return was –2.38% (the second quarter of 2004).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	–––	––––	––––
Class A
Before Taxes	-1.13%	2.52%	3.24%
After Taxes on Distributions	-1.14%	2.51%	3.15%
After Taxes on Distributions
and Sale of Fund Shares	0.64%[1]	2.67%[1]	3.30%[1]
Class B (began on 10-5-1999)
Before Taxes	-1.80%	2.30%	3.38%
Class C (began on 10-7-1999)
Before Taxes	2.15%	2.42%	3.36%
Indexes
Lehman Brothers Municipal
Bond Index[2]	3.37%	4.31%	5.18%
Lipper General Municipal Debt
Funds Universe Average[3]	1.15%	3.48%	4.08%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C
your investment)	––––	––––	––––

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C
deducted from Fund assets)	––––	––––	––––

Management Fees[5]	0.52%	0.52%	0.52%
Distribution and Service
(12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.21%	0.39%	0.41%
Total Annual Fund
Operating Expenses	0.98%	1.91%	1.93%

1 The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5 The expenses shown for Management Fees reflect the maximum annual management fee rate payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.49% and the Total Annual Fund Operating Expenses would have been: Class A, 0.95%, Class B, 1.88%, and Class C, 1.90%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$521	$724	$ 944	$1,575
Class B Shares	594	900	1,132	1,990[1]
Class C Shares	196[2]	606	1,042	2,254

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$521	$724	$ 944	$1,575
Class B Shares	194	600	1,032	1,990[1]
Class C Shares	196	606	1,042	2,254

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Municipal High Income Fund, Inc.

An Overview of the Fund

Objective

To provide a high level of income that is not subject to Federal income tax.

Principal Strategies

Waddell & Reed Advisors Municipal High Income Fund seeks to achieve its objective by investing, during normal market conditions, at least 80% of its net assets in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes, although a portion of such interest may be a tax preference item for purposes of the AMT.

The Fund typically invests in bonds rated in the lower tier of investment grade (BBB by S&P and Baa by Moody's) or lower, including bonds rated below investment grade, or junk bonds, typically rated BB and lower by S&P and Ba and lower by Moody's, or, if unrated, judged by WRIMCO, the Fund's investment manager, to be of similar quality. As well, the Fund invests primarily in municipal bonds with remaining maturities of 10 to 30 years. WRIMCO's view on interest rates largely determines the desired duration of the Fund's holdings and how to structure the portfolio to achieve a duration target.

The Fund may invest in higher-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk, and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

The Fund diversifies its holdings between two main types of municipal bonds:

  general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain PABs, which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and multi-family project mortgages and student loan bonds that finance pools of student loans. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state's share of annual tobacco settlement revenues.

WRIMCO typically conducts a macro-economic analysis in conjunction with its security selection, and it may look at a number of factors in selecting individual securities for the Fund's portfolio. These include:

  the security's current coupon
  the maturity of the security
  the relative value and market yield of the security
  the creditworthiness of the particular issuer or of the private company involved the sector in which the security is identified
  the structure of the security, including whether it has a put or a call feature the state in which the security is issued

The Fund may invest significantly in PABs in general, in revenue bonds payable from similar projects and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security's current credit quality. As well, WRIMCO may sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Municipal High Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects changes in the maturities of bonds owned by the Fund
  prepayment of higher-yielding bonds held by the Fund (prepayment risk)
  the local economic, political or regulatory environment affecting bonds owned by the Fund, including legislation affecting the tax status of municipal bond interest failure of a bond's interest to qualify as tax-exempt
  changes and shifts in the shape of the yield curve which may result in certain maturities underperforming others
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Although WRIMCO does not currently anticipate that the Fund will reach this level, a significant portion, up to 40%, of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's after-tax return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Municipal High Income Fund may be appropriate for investors seeking current income that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories and, thus, may not be appropriate for a tax-advantaged retirement or savings plan or other tax-exempt investor. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Municipal High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	6.82%
1999	-5.20%
2000	5.39%
2001	5.17%
2002	5.79%
2003	5.13%
2004	6.64%
2005	7.12%
2006	6.86%
2007	-0.14%

In the period shown in the chart, the highest quarterly return was 8.48% (the fourth quarter of 1998) and the lowest quarterly return was -3.21% (the fourth quarter of 1999).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	–––	––––	––––
Class A
Before Taxes	-4.38%	4.18%	3.84%
After Taxes on Distributions	-4.42%	4.14%	3.74%
After Taxes on Distributions
and Sale of Fund Shares	-1.30%[1]	4.29%[1]	3.95%[1]
Class B (began on 10-5-1999)
Before Taxes	-4.79%	4.03%	3.80%
Class C (began on 10-8-1999)
Before Taxes	-1.03%	4.16%	3.79%
Indexes
Lehman Brothers Municipal
Bond Index[2]	3.37%	4.31%	5.18%
Lipper High Yield Municipal Debt
Funds Universe Average[3]	-2.98%	4.63%	4.01%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Municipal High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C
your investment)	––––	––––	––––

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C
deducted from Fund assets)	––––	––––	––––

Management Fees[5]	0.52%	0.52%	0.52%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.23%	0.33%	0.38%
Total Annual Fund
Operating Expenses	1.00%	1.85%	1.90%

1 The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5 The expenses shown for Management Fees reflect the maximum annual management fee rate payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.49% and the Total Annual Fund Operating Expenses would have been: Class A, 0.97%, Class B, 1.82%, and Class C, 1.87%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$523	$730	$ 954	$1,598
Class B Shares	588	882	1,101	1,947[1]
Class C Shares	193[2]	597	1,026	2,222

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$523	$730	$ 954	$1,598
Class B Shares	188	582	1,001	1,947[1]
Class C Shares	193	597	1,026	2,222

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Cash Management, Inc.

An Overview of the Fund

Objective

To seek maximum current income consistent with stability of principal.

Principal Strategies

Waddell & Reed Advisors Cash Management seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the requisite NRSRO, as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), or, if unrated, are of comparable quality as determined by WRIMCO, the Fund's investment manager. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security
  the industry sector of the issuer of the security

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7 under the 1940 Act (Rule 2a-7). WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Cash Management. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  a decrease in interest rates, which may cause prepayment of higher-yielding instruments held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's investment income an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline the credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.
  adverse market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Cash Management may be appropriate for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Cash Management

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

  The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Please visit www.waddell.com for the Fund's most recent 7-day yield.

Chart of Year-by-Year Returns
as of December 31 each year

1998	4.97%
1999	4.61%
2000	5.82%
2001	3.68%
2002	1.12%
2003	0.44%
2004	0.52%
2005	2.37%
2006	4.25%
2007	4.62%

In the period shown in the chart, the highest quarterly return was 1.57% (the fourth quarter of 2000) and the lowest quarterly return was 0.04% (the first quarter of 2004). As of December 31, 2007, the 7-day yield was 4.26%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns
as of December 31, 2007

	1 Year	5 Years	10 Years (or
			Life of Class)
Class A	4.62%	2.43%	3.22%
Class B (began on 9-9-99)[1]	-0.43%	1.42%	2.06%
Class C (began on 9-9-99)[1]	3.66%	1.62%	2.04%

1As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investments.

Fees and Expenses

Waddell & Reed Advisors Cash Management

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B1	Class C1
your investment)	–––	–––	–––

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (Load)[2]
(as a percentage of lesser of amount
invested or redemption value)	None	5.00%	1.00%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	None	None	None

Annual Fund Operating Expenses
(expenses that are	Class A	Class B1	Class C1
deducted from Fund assets)	––––	––––	––––

Management Fees	0.40%	0.40%	0.40%
Distribution and
Service (12b-1) Fees	None	1.00%	1.00%
Other Expenses	0.38%	0.39%	0.33%
Total Annual Fund
Operating Expenses	0.78%	1.79%	1.73%

1Class B and Class C are not available for direct investments.

2The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

3If you choose to receive your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A	$ 80	$249	$ 433	$ 966
Class B	582	863	1,070	1,839[1]
Class C	176[2]	545	939	2,041

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A	$ 80	$249	$433	$ 966
Class B	182	563	970	1,839[1]
Class C	176	545	939	2,041

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Waddell & Reed Advisors Bond Fund: The Fund seeks to achieve its objective of a reasonable return with emphasis on preservation of capital by investing primarily in a diversified portfolio of debt securities of higher quality and, to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. The Fund may use various techniques, such as investing in put bonds, to manage the duration of its holdings. As a result, as interest rates rise, the duration (price sensitivity to rising interest rates) of the Fund's holdings will typically decline. WRIMCO typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest a significant amount of its assets in mortgage-backed securities, including U.S. government or U.S. government-related mortgage loan pools or private mortgage loan pools. In U.S. government or U.S. government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal U.S. government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer. In addition, the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Fund may invest, to a limited extent, in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The Fund may also invest up to 20% of its net assets in foreign securities, which may present additional risks, including accounting and disclosure standards which may differ from country to country, and may make obtaining reliable research information more difficult. There is also the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions. For example, the Fund may sell longer-term bonds and buy shorter-term bonds or invest in money market instruments. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's Statement of Additional Information (SAI).

Waddell & Reed Advisors Global Bond Fund: The Fund seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth when consistent with its primary objective, by investing primarily in a diversified portfolio of debt securities issued by U.S. and foreign issuers, including government-issued securities. There is no guarantee, however, that the Fund will achieve its objectives.

Bonds may be of any maturity but will primarily be of intermediate term (generally, maturities ranging between one and ten years) and of investment grade. The Fund may, however, invest up to 35% of its total assets in non-investment grade bonds, typically of foreign issuers located in emerging markets, or unrated securities determined by WRIMCO to be of comparable quality. Non-investment grade debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

The Fund primarily owns debt securities; however, the Fund may also own, to a lesser extent, preferred stocks, common stocks and convertible securities. The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The Fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the U.S. The Fund may also invest in securities of issuers determined by WRIMCO to be in developing or emerging market countries. The Fund may invest up to 100% of its total assets in non-U.S. dollar denominated securities.

The Fund may also utilize a range of derivative instruments, including credit default swaps, forward currency contracts and interest-only securities either to hedge an existing position, to invest in a position not otherwise readily available, or to mitigate the impact of rising interest rates. With credit default swaps, the Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has gone down), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Global Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Government Securities Fund: The Fund seeks to achieve it objective of as high a current income as is consistent with safety of principal by investing exclusively in a diversified portfolio of U.S. government securities. U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest a significant portion of its assets in mortgage-backed securities, including collateralized mortgage obligations, or CMOs, guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may increase its investments in Treasury securities and/or increase its cash position. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Government Securities Fund is subject to various risks, including the following:

  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors High Income Fund: The Fund seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth when consistent with its primary objective, by investing primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's objectives. There is no guarantee, however, that the Fund will achieve its objectives.

In general, the high level of income that the Fund seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by WRIMCO to be of comparable quality; these include bonds rated BB or lower by S&P, or Ba or lower by Moody's. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. The Fund is generally more conservatively structured and invested in higher quality securities than its peers. WRIMCO seeks to protect the downside of investing in lower quality securities and therefore searches for higher quality securities within the individual rating categories. WRIMCO focuses on credit quality and seeks companies that appear to be able to improve their ratings.

The Fund primarily owns debt securities, which may include loan participations and other loan instruments, and may own fixed income securities of varying maturities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by the third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided no event of default has occurred. As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. The Fund may also purchase credit default swap contracts to hedge against the risk of default of debt securities it holds, in which case, the Fund would function as the counterparty referenced above.

The Fund may invest an unlimited amount of its assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities. Investments in foreign securities also present additional risks such as those relating to currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Fund, WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)
  emphasize investment grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors High Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Municipal Bond Fund: The Fund seeks to achieve its objective of providing income that is not subject to Federal income tax by investing primarily in a diversified portfolio of investment grade municipal bonds. There is no guarantee, however, that the Fund will achieve its objective.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. Although the Fund does not currently anticipate that it will reach this maximum allowable amount, not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. While it currently has no intention to do so, the Fund may invest 25% or more of its total assets in PABs, for which the payment of principal and interest is derived from revenue of similar projects. The Fund may also invest up to 25% of its total assets in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations, housing bonds that finance pools of single family home mortgages and multi-family project mortgages, student loan bonds that finance pools of student loans, and tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state's share of annual tobacco settlement revenues.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

  U.S. government securities
  obligations of domestic banks and certain savings and loan associations
  U.S. dollar denominated commercial paper issued by domestic and foreign issuers that is rated at least A by S&P or Moody's obligations issued by financial entities that insure municipal bonds, including MBIA and AMBAC any of the foregoing obligations subject to repurchase agreements

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve its objective.

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging. The Fund may also hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates. Income from taxable obligations, repurchase agreements and certain derivative instruments will be subject to Federal income tax.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

  shorten the average maturity of the Fund's investments
  hold taxable obligations, subject to the limitations stated above emphasize debt securities of a higher quality than those the Fund would ordinarily hold hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

By taking a temporary defensive position however, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Municipal Bond Fund is subject to various risks, including the following:

  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Municipal High Income Fund: The Fund seeks to achieve its objective of providing a high level of income that is not subject to Federal income tax by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. There is no guarantee, however, that the Fund will achieve its objective.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. Although the Fund does not currently anticipate that it will reach this maximum allowable amount, not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

During normal market conditions, the Fund invests:

  substantially in bonds with remaining maturities of 10 to 30 years at least 80% of its net assets in municipal bonds
  at least 75% of its total assets in medium and lower-quality municipal bonds, that include bonds rated BBB through D by S&P, or Baa through D by Moody's, or, if unrated, are determined by WRIMCO to be of comparable quality

The Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

The Fund may invest in higher-quality municipal bonds, and invest less than 75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

During normal market conditions, the Fund may invest up to 20% of its total assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

  U.S. government securities
  obligations of domestic banks and certain savings and loan associations
  U.S. dollar denominated commercial paper issued by domestic and foreign issuers that is rated at least A by S&P or Moody's obligations issued by financial entities that insure municipal bonds, including MBIA and AMBAC any of the foregoing obligations subject to repurchase agreements

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes. The Fund may also hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates. Income from taxable obligations, repurchase agreements and certain derivative instruments will be subject to Federal income tax.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of its income (and thus its dividends) being subject to Federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Municipal High Income Fund is subject to various risks, including the following:

  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Low-rated Securities Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Cash Management: The Fund seeks to achieve its objective of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers), including asset-backed commercial paper programs corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund may only invest in bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

Risks. An investment in Waddell & Reed Advisors Cash Management is subject to various risks, including the following:

  Company Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the WRIMCO's skill in selecting investments.

Each Fund may also invest in certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund (other than Waddell & Reed Advisors Cash Management) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities and junk bonds involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Each Fund may actively trade securities in seeking to achieve its objectives. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gain that a Fund must distribute, which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the Fund's assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO's selection criteria for implementing the Fund's investment objective(s), strategies and policies.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Fund's SAI.

A description of each Fund's policies and procedures with respect to the disclosure of the Fund's securities holdings is available in the Fund's SAI.

A complete schedule of a Fund's portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on each Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Defining Risks

Company Risk – An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Credit Risk – An issuer of a debt security may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of a Fund. Also, a change in the quality rating of a debt security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on WRIMCO's analysis of credit risk more heavily than usual.

Derivatives Risk – A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives are subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Diversification Risk – A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio. (A Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio.) A Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Emerging Market Risk - Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk – Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk – Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk – The use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk – Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Income Risk – A Fund may experience a decline in its income due to falling interest rates.

Interest Rate Risk – The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Liquidity Risk – Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk – In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Market Risk – All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If a Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Prepayment Risk – Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

THE MANAGEMENT OF THE FUNDS

Investment Advisor

Each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. is managed by WRIMCO, subject to the authority of each fund's Board of Directors. WRIMCO provides investment advice to these funds and supervises each fund's investments. WRIMCO and/or its predecessor have served as investment manager to the funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Prior to June 30, 2003, each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO), an affiliate of WRIMCO. IICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in that Fund's SAI. The management fee is payable by a Fund at the annual rates of:

Waddell & Reed Advisors Cash Management, Inc.: 0.40% of net assets.

Waddell & Reed Advisors Government Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors Bond Fund: Effective October 8, 2007: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. (This fee schedule became effective October 8, 2007, upon completion of the merger of Waddell & Reed Advisors Limited-Term Bond Fund into Waddell & Reed Advisors Bond Fund. Prior to October 8, 2007, the management fee payable by Waddell & Reed Advisors Bond Fund (prior to the further waiver discussed below) was: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.)

Waddell & Reed Advisors Municipal Bond Fund, Inc. and Waddell & Reed Advisors Municipal High Income Fund, Inc.: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Global Bond Fund, Inc. and Waddell & Reed Advisors High Income Fund, Inc.: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain Funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Government Securities Fund: 0.46% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors Bond Fund (prior to October 8, 2007), Waddell & Reed Advisors Municipal Bond Fund, Inc. and Waddell & Reed Advisors Municipal High Income Fund, Inc.: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Global Bond Fund, Inc.: 0.59% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund, Inc.: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Management fees for each Fund as a percent of its net assets for its fiscal year ended September 30, 2007, were:

Fund	Management Fees Paid
Waddell & Reed Advisors Bond Fund	0.52%
Waddell & Reed Advisors Cash Management, Inc.	0.40%
Waddell & Reed Advisors Global Bond Fund, Inc.	0.63%
Waddell & Reed Advisors Government Securities Fund	0.50%
Waddell & Reed Advisors High Income Fund, Inc.	0.61%
Waddell & Reed Advisors Municipal Bond Fund, Inc.	0.52%
Waddell & Reed Advisors Municipal High Income Fund, Inc.	0.52%

Information regarding the basis of the approval by each Fund's Board of Directors of the renewal of the Fund's Investment Management with WRIMCO for the period October 1, 2007 through September 30, 2008 is available in the Fund's annual report to shareholders dated September 30, 2007.

Portfolio Management

Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund: James C. Cusser is primarily responsible for the day-to-day management of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund. Mr. Cusser has held his Fund responsibilities since August 1992 for Bond Fund and since January 1997 for Government Securities Fund. He is Senior Vice President of WRIMCO and IICO, Vice President of these Funds and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Cusser has served as the portfolio manager for these Funds and other investment companies managed by WRIMCO since August 1992. He earned a BA and MA in political science from The American University, and an MA in political science/public administration from Northern Illinois University. Mr. Cusser is a Chartered Financial Analyst.

Waddell & Reed Advisors Global Bond Fund, Inc.: Mark G. Beischel is primarily responsible for the day-to-day management of Waddell & Reed Advisors Global Bond Fund, Inc. He has held his Fund responsibilities since January 2002. He is Senior Vice President of WRIMCO and IICO and Vice President of the Fund. Mr. Beischel has served as assistant portfolio manager for investment companies managed by WRIMCO since 2000, and has been an employee of such since 1998. He earned a BA degree in Business Management from the University of Wisconsin at Eau Claire, and an MBA with emphasis in finance from the University of Denver. Mr. Beischel is a Chartered Financial Analyst.

Waddell & Reed Advisors High Income Fund, Inc.: Louise D. Rieke is primarily responsible for the day-to-day management of Waddell & Reed Advisors High Income Fund, Inc. Ms. Rieke has held her Fund responsibilities since January 1990. She is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971. She earned a BS degree in Accounting from Kansas State University, and holds an MBA from the University of Missouri at Kansas City. Ms. Rieke has earned the designation of Certified Public Accountant, and is a Chartered Financial Analyst.

Waddell & Reed Advisors Municipal Bond Fund, Inc.: Bryan J. Bailey is primarily responsible for the day-to-day management of Waddell & Reed Advisors Municipal Bond Fund, Inc. Mr. Bailey has held his Fund responsibilities since June 2000. He is Senior Vice President of WRIMCO and IICO, and Vice President of the Fund. Mr. Bailey had served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of such since July 1993. Mr. Bailey earned a BS degree in business from Indiana University, and an MBA in financial management/statistics from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Municipal High Income Fund, Inc.: Mark Otterstrom is primarily responsible for the day-to-day management of Waddell & Reed Advisors Municipal High Income Fund, Inc. Mr. Otterstrom has held his Fund responsibilities since June 2000. He is Senior Vice President of WRIMCO and IICO, and Vice President of the Fund. Mr. Otterstrom had served as assistant portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1995 and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Cash Management, Inc.: Mira Stevovich is primarily responsible for the day-to-day management of Waddell & Reed Advisors Cash Management, Inc. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO and IICO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO and IICO serve as investment manager. Ms. Stevovich has been an employee of WRIMCO and its predecessor since March 1987. She earned a BA degree from Colorado Womens College, and holds an MA degree in Soviet and East European Studies and an MBA from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Additional information regarding portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities is included in each Fund's SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the Federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review W&R's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those funds. Also, the SEC found that W&R failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and W&R's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among its conditions requires that W&R: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions (reflected in Footnote 5 to the applicable Fund's Fees and Expenses tables); bear the costs of an independent fee consultant to be retained by the funds to review and consult regarding the funds' investment management fee arrangements; and make additional investment management fee-related disclosures to fund shareholders. The NYAG Settlement also effectively requires that the funds implement certain governance measures designed to maintain the independence of the funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the funds' and W&R's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, requires W&R to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and the funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which fund shareholders shall receive their proportionate share of losses, if any, suffered by the funds due to market timing. Therefore, it is not currently possible to specify which particular fund shareholders or groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

YOUR ACCOUNT

Choosing a Share Class

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years after the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares except that Waddell & Reed Advisors Cash Management Class A shares do not have a Plan. Such Plans permit the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares and the services provided to you by your financial advisor. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a maximum distribution fee of 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the rules of the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers, Inc.) as then in effect.

Since these fees are paid out of a Fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A Shares

Class A shares are subject to an initial sales charge when you buy them (other than Waddell & Reed Advisors Cash Management Class A shares), based on the amount of your investment, according to the tables below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Bond Fund
Global Bond Fund
High Income Fund
		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
––––	–––––-	–––––	–––––-
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Government Securities Fund
Municipal Bond Fund
Municipal High Income Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
––––	–––––-	–––––	–––––-
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. Please review the SAI for additional information regarding Account Grouping. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant retirement plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (the Code) (Qualified Plan), that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), SIMPLE IRA or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, if elected, the purchases made by individual employees under such plan may be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your or your spouse's IRAs, salary reduction plan accounts under Section 457 of the Code, or Code Section 403(b) tax-sheltered accounts may be grouped, as well as your or your spouse's Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management, Inc. are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs
  Shareholders/participants reinvesting, into any non-retirement account in a Fund they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, provided such reinvestment is made within 60 days of receipt of the required minimum distribution
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees
  Clients investing via a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

For purposes of determining sales at NAV, an individual's domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Waddell & Reed Advisors Funds or shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Ivy Family of Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request
  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.waddell.com, including hyperlinks to facilitate access to this information. You will also find more information in each Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on February 20, 2008, then redeems all Class B shares on February 18, 2009, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker-dealer's responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an IRA, a Keogh plan or a custodial account under Section 457(b) or 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the Fund's SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed redemptions of Fund shares the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or W&R Target Funds, Inc., as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by that insurance company redemptions of Fund shares exchanged for shares of the corresponding class of any fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, for shares of the corresponding class of any fund in the Ivy Family of Funds redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500, or, for Waddell & Reed Advisors Cash Management, less than $250 redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund for select Waddell & Reed Advisors Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative and recordkeeping services.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class Y shares

Class Y shares are not subject to a sales charge or annual 12b-1 fees. Class Y shares are only available for purchase by:

  Waddell & Reed InvestEd Portfolios, Inc.
  participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401 of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000, the shares are held in an omnibus account on the Fund's records and an unaffiliated third party provides administrative and/or other support services participants in Waddell & Reed Financial, Inc. Retirement Plans

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include: the sales load, if any, that you pay as an investor; the 12b-1 fee paid by the class of shares of the Fund that you own; networking and/or sub-accounting fees paid by the Funds; and payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and in some cases it may be for including some or all of the Funds in preferred or specialized selling programs, and may be required by the intermediary in order for the Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from Waddell & Reed or its affiliates or the Funds for providing related recordkeeping and other services.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult each Fund's SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the Funds and certain other mutual funds. Waddell & Reed financial advisors sell primarily shares of the Waddell & Reed Advisors and Ivy mutual fund families (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. The Managers are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only mutual fund shares of the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the Fund Families. Nevertheless, Waddell & Reed and its corporate affiliates receive more total revenue from the sale of shares of the Fund Families than from the sale of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because Waddell & Reed Financial, Inc., as the parent of Waddell & Reed and the Managers, benefits from investment advisory fees charged by the Managers to the Fund Families for providing investment management services to the Fund Families. These fees are assessed daily against fund assets held by the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families will result in greater revenues to and generally greater profits to Waddell & Reed Financial, Inc., since payments to Waddell & Reed Financial, Inc. increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to the overall profitability of Waddell & Reed and its parent Waddell & Reed Financial, Inc. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of the Fund Families. Ultimately, this will typically influence the advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the Fund Families.

Waddell & Reed also offers financial planning services as a Federally registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of the Fund Families, though the client is not obligated to implement through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed and read a copy of Waddell & Reed's Form ADV Disclosure Brochure.

Portability

Waddell & Reed is a broker-dealer and is also the principal underwriter and retail distributor of the Funds. The Funds are generally available for sale primarily through Waddell & Reed financial advisors. Although Waddell & Reed financial advisors have no sales quotas with respect to the Funds, are not required to sell only the Funds and may offer and sell other mutual funds, if you elect to work with a Waddell & Reed financial advisor it is likely that the advisor will recommend primarily the Funds. For more information about conflicts of interest, please see "Potential Conflicts of Interest." Therefore, you need to understand that the Funds are considered to be proprietary mutual funds. Generally, shares of proprietary mutual funds may only be held on the funds' records in an omnibus account for a selling broker-dealer or other financial intermediary ("Financial Intermediary") or in an individual shareholder account assigned to a Financial Intermediary if the Financial Intermediary has entered into a selling agreement with the funds' distributor or an authorized affiliate. Only a small number of Financial Intermediaries currently have such agreements with Waddell & Reed. As such, the Funds cannot (except in extremely limited circumstances) be sold by, transferred to, or held by a Financial Intermediary other than Waddell & Reed. Therefore, if you elect to purchase shares of the Funds through your Waddell & Reed financial advisor, you should consider that you will likely need to liquidate these shares, which may cause adverse tax consequences, if you later decide to transfer your account to another Financial Intermediary. The ability of such Financial Intermediary to continue to hold Fund shares is subject to the continued effectiveness of the Financial Intermediary's selling agreement, which may be terminated without notice to you.

Ways to Set Up Your Account (for Class A, Class B and Class C shares)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2007, the Annual Dollar Limit is $4,000. For 2008, the Annual Dollar Limit is $5,000 and indexed for inflation in $500 increments, thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a "catch-up" contribution. The maximum annual catch-up contribution is $1,000. For each of year 2007 through 2009, certain 401(k) plan participants who received in that year at least 50% matching contributions of employer stock from an employer that in any preceding taxable year (a) declared bankruptcy and (b) was subject to indictment or conviction resulting from transactions related to the bankruptcy may each make a special IRA "catch-up" contribution of up to $3,000 for that year. An individual who makes this special "catch-up" contribution for a year may not make the catch-up contribution otherwise available for having attained age 50. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.
  Owner-only Keogh Plans allow self-employed individuals and their spouses, or one or more partners and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $46,000 for 2008.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan. A Roth 401(k) contribution option may also be available on a qualified 401(k) Plan.
  403(b) Custodial Accounts are available to certain employees of public school systems, churches and Code Section 501(c)(3) (that is, tax-exempt) organizations. A Roth 403(b) contribution option may also be available.
  457(b) Plans allow certain employees of state and local governments and tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds and certain credit default swap instruments are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Directors, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Waddell & Reed Advisors Global Bond Fund, which may invest a portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Directors. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuations. The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company (WRSCO), in accordance with guidelines adopted by each of the Fund's Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Shares of certain Funds may also be purchased through non-affiliated third parties that have selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through non-affiliated third parties that have selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party recordkeeper to purchase shares of the Funds.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

Purchases by telephone or internet: To purchase Class A, B or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.WADDELL (888.923.3355) to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class Y shares, you may call 800.532.2783 to obtain an account application. You may then return the completed application to Waddell & Reed by mail at the above address, or fax it to 800.532.2749. The original of a faxed application must be received by Waddell & Reed within seven days.

Purchases through the Automatic Investment Service: You can authorize funds to be electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

Purchases of shares of Waddell & Reed Advisors Cash Management by same-day wire (SDW): You may purchase shares of Waddell & Reed Advisors Cash Management by same-day wire if: (1) this arrangement has been established for your account; (2) the Fund receives your purchase in good order prior to 3:00 pm Eastern Time (or such other time as the Fund may designate); and (3) the Fund receives payment by wire for your order prior to the close of the Federal Reserve wire transfer system. A SDW arrangement is subject to approval by the Fund or Waddell & Reed, and the Fund and Waddell & Reed reserve the right to reject any SDW arrangement or discontinue offering SDW arrangements. If the Fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day the Fund receives your order, your purchase order will be cancelled, and you could be liable for any losses or expenses incurred by the Fund or its transfer agent with respect to the cancelled transaction.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc., the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with Waddell & Reed, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security Number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)

For Class Y:

To Open an Account/To Add to an Account	Any amount

*An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party recordkeeper to sell shares of the Funds.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class Y. To redeem your Class A, Class B or Class C shares, call 888.WADDELL, fax your request to 800.532.2749, or place your redemption order at www.waddell.com, and give your instructions to redeem your shares via ACH or wire, as applicable. To redeem your Class Y shares, call 800.532.2783, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000.

To sell Class A shares of Waddell & Reed Advisors Cash Management or Waddell & Reed Advisors Government Securities Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more. If you sell Class A shares of Waddell & Reed Advisors Government Securities Fund by check, you may experience tax implications.

To sell shares of Waddell & Reed Advisors Cash Management by same-day wire: You may redeem shares of Waddell & Reed Advisors Cash Management and receive payment of the redemption proceeds by same-day wire if: (1) this arrangement has been established for your account; and (2) the Fund receives your redemption order in good order prior to 3:00 pm Eastern Time (or such other time as the Fund may designate). An arrangement for same-day payment of redemption proceeds is subject to approval by the Fund or Waddell & Reed, and the Fund and Waddell & Reed reserve the right to reject any such arrangement or discontinue offering arrangements for same-day payment of redemption proceeds.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by WRSCO or other authorized Fund agent as described above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record a check redemption request if the address on the account has been changed within the last 30 days

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500, or, for Waddell & Reed Advisors Cash Management, less than $250. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500, or $250 for Waddell & Reed Advisors Cash Management. These redemptions will not be subject to a CDSC. Waddell & Reed Advisors Cash Management may charge a fee of $1.75 per month on all accounts with an aggregate NAV of less than $250, except for retirement plan accounts. The Fund will not apply its redemption right to IRA accounts or to accounts which have an aggregate NAV of less than $500 (or $250 for Waddell & Reed Advisors Cash Management) due to changes in the market.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. You may do this only once each calendar year with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund and once each calendar year as to Class C shares of a Fund. The reinvestment must be made into the same fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds obtain a Fund's current prospectus, SAI, annual report, or other information about each Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service.

Internet Service

Our web site, www.waddell.com, is also available. If you do not currently have an account, you may use the web site to obtain information about the Funds, including accessing a Fund's current prospectus, SAI, annual report or other information. If you have an account set up, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)
  quarter-to-date statements (after the end of the first, second and third calendar quarters)
  year-to-date statements (after the end of the fourth calendar quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund's most recent prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.waddell.com.

Exchange Privileges

Except as otherwise noted, you may sell your shares and buy shares of the same class of another Fund in the Waddell & Reed Advisors Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management. Class A shares of any of the Funds may also be exchanged for shares of Waddell & Reed InvestEd Portfolios, Inc.

For clients of Waddell & Reed and Legend, these same exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares in the Ivy Family of Funds. Shareholders of Class Y shares (other than Waddell & Reed InvestEd Portfolios, Inc.) may exchange their Class Y shares for Class I shares of funds within the Ivy Family of Funds.

Shares of Waddell & Reed Advisors Bond Fund that were acquired as a result of the merger of Ivy Bond Fund into Waddell & Reed Advisors Bond Fund effected June 16, 2003 (and any additional shares of Waddell & Reed Advisors Bond Fund purchased or acquired through reinvestment of distributions) may be exchanged only for shares of the same class of a fund in the Ivy Family of Funds. They may not be exchanged for the shares of any other fund in the Waddell & Reed Advisors Funds.

As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment. Therefore, you may utilize Class A shares of Waddell & Reed Advisors Cash Management for your Funds Plus Service into Class A, B or C shares of a non-money market Fund. Please see each Fund's SAI for additional information.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management for Class B or Class C shares of any of the other Funds).
  An exchange is considered a taxable event and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party recordkeeper to exchange shares of the Funds.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Waddell & Reed Advisors Global Bond Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, such as Waddell & Reed Advisors Municipal Bond Fund or Waddell & Reed Advisors Municipal High Income Fund, or that invests a significant portion of its assets in high-yield fixed income securities, such as Waddell & Reed Advisors High Income Fund or Waddell & Reed Advisors Municipal High Income Fund.

To discourage market timing activities by investors, the Funds' Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares.

As an additional step, WRSCO reviews Fund redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities in an account held directly on a Fund's records that has not previously exceeded WRSCO's thresholds, WRSCO will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If an account exceeds WRSCO's thresholds a second time within a twelve month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WRSCO will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or Ivy Family of Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, Waddell & Reed has entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by Waddell & Reed, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders' Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary's account by any shareholder identified by Waddell & Reed as having engaged in Fund share transactions that violate a Fund's market timing policy. Waddell & Reed's procedures seek to monitor transactions in omnibus accounts so that Waddell & Reed may make such further inquiries and take such other actions as it deems appropriate or necessary to enforce the Funds' market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. The Funds' ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Funds' and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, the Funds currently deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares after holding them fewer than five days (fewer than 30 days for Waddell & Reed Advisors Global Bond Fund). If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Fund, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 days of a retirement plan participant's defaulted investment in a Fund that constitutes a qualified default investment alternative; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund's behalf

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service.

Additionally, a Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

Each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account
	Minimum Amount	Frequency
	$25 (per Fund)	Monthly

Funds Plus Service
To move money from Waddell & Reed Advisors Cash Management, Inc. Class A to a Fund whether in the same or a different class
	Minimum Amount	Frequency
	$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Declared and paid monthly:
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Global Bond Fund

Declared daily and paid monthly:
Waddell & Reed Advisors Cash Management
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors Municipal High Income Fund

Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday.

Shareholders who purchase shares of Waddell & Reed Advisors Cash Management by same day wire will receive dividends declared for the day of purchase. Shareholders who redeem shares of Waddell & Reed Advisors Cash Management on a particular day and receive their redemption proceeds by same-day wire will not receive dividends declared for or after the day of the redemption.

Net realized capital gains (and any net gains from foreign currency transactions) are usually distributed in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gain and other distributions with respect to a Class of the Fund will be automatically paid in additional shares of the same Class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same Class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You will be subject to tax on actual or deemed distributions to you of net income and gains generated at the Fund level, except that distributions by Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund (each, a Municipal Fund) that are designated as exempt-interest dividends generally may be excluded by you from your gross income for Federal income tax purposes. Dividends from a Fund's investment company taxable income (which includes taxable net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, except to the extent those dividends are attributable to "qualified dividend income" the Fund earned (which are unlikely to be significant). Distributions of a Fund's net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, net capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders.

Exempt-interest dividends paid by a Municipal Fund may be subject to state and local income tax. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds (PABs) that you must treat as a tax preference item for purposes of calculating your liability, if any, for the AMT; each Municipal Fund anticipates that, for the coming year, the AMT portion will not be more than 40% of the dividends it will pay to its shareholders. Your Municipal Fund will provide you with information concerning the amount of distributions that you must treat as a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in a Municipal Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing shares of a Municipal Fund because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you realize gain on a redemption of a Municipal Fund's shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest the Fund earned or accrued but had not yet paid out as a dividend. If the redemption is not made until after the record date for the distribution attributable to that interest, however, you will receive it as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds (each, an Exchange Fund) generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of an Exchange Fund without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account--Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of a Municipal Fund (if it distributes exempt-interest dividends during the shareholder's taxable year) will not be deductible for Federal income tax purposes. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by a Municipal Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

Withholding. Each Fund must withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y shares (as applicable) for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements for each Fund for the fiscal year ended September 30, 2007, is included in that Fund's Annual Report to Shareholders, which is available upon request.

WADDELL & REED ADVISORS BOND FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-06 to 9-30-07	$6.11	$0.27	$(0.00)	$0.27	$(0.27)	$(0.00)	$(0.27)	$6.11
10-1-05 to 9-30-06	6.27	0.26	(0.08)	0.18	(0.27)	(0.07)	(0.34)	6.11
10-1-04 to 9-30-05	6.50	0.27	(0.12)	0.15	(0.28)	(0.10)	(0.38)	6.27
10-1-03 to 9-30-04	6.57	0.27	(0.03)	0.24	(0.28)	(0.03)	(0.31)	6.50
10-1-02 to 9-30-03	6.49	0.28	0.09	0.37	(0.29)	(0.00)	(0.29)	6.57

Class B
10-1-06 to 9-30-07	$6.11	$0.21	$(0.00)	$0.21	$(0.21)	$(0.00)	$(0.21)	$6.11
10-1-05 to 9-30-06	6.26	0.20	(0.07)	0.13	(0.21)	(0.07)	(0.28)	6.11
10-1-04 to 9-30-05	6.50	0.21	(0.13)	0.08	(0.22)	(0.10)	(0.32)	6.26
10-1-03 to 9-30-04	6.57	0.21	(0.03)	0.18	(0.22)	(0.03)	(0.25)	6.50
10-1-02 to 9-30-03	6.49	0.23	0.08	0.31	(0.23)	(0.00)	(0.23)	6.57

Class C
10-1-06 to 9-30-07	$6.11	$0.21	$(0.00)	$0.21	$(0.21)	$(0.00)	$(0.21)	$6.11
10-1-05 to 9-30-06	6.26	0.20	(0.07)	0.13	(0.21)	(0.07)	(0.28)	6.11
10-1-04 to 9-30-05	6.50	0.21	(0.13)	0.08	(0.22)	(0.10)	(0.32)	6.26
10-1-03 to 9-30-04	6.57	0.21	(0.03)	0.18	(0.22)	(0.03)	(0.25)	6.50
10-1-02 to 9-30-03	6.49	0.23	0.09	0.32	(0.24)	(0.00)	(0.24)	6.57

Class Y
10-1-06 to 9-30-07	$6.11	$0.29	$(0.00)	$0.29	$(0.29)	$(0.00)	$(0.29)	$6.11
10-1-05 to 9-30-06	6.27	0.28	(0.08)	0.20	(0.29)	(0.07)	(0.36)	6.11
10-1-04 to 9-30-05	6.50	0.29	(0.12)	0.17	(0.30)	(0.10)	(0.40)	6.27
10-1-03 to 9-30-04	6.57	0.29	(0.03)	0.26	(0.30)	(0.03)	(0.33)	6.50
10-1-02 to 9-30-03	6.49	0.31	0.08	0.39	(0.31)	(0.00)	(0.31)	6.57

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
10-1-06 to 9-30-07	4.51%	[a]	$649	1.07%	1.10%		4.43%	4.40%		32%
10-1-05 to 9-30-06	3.02%	[a]	587	1.09%	1.09%	[b]	4.28%	4.28%	[b]	53%
10-1-04 to 9-30-05	2.30%	[a]	605	1.09%	1.09%	[b]	4.12%	4.12%	[b]	34%
10-1-03 to 9-30-04	3.73%	[a]	637	1.07%	1.07%	[b]	4.20%	4.20%	[b]	43%
10-1-02 to 9-30-03	5.86%	[a]	755	1.04%	1.04%	[b]	4.36%	4.36%	[b]	44%

Class B
10-1-06 to 9-30-07	3.53%		$32	2.03%	2.06%		3.47%	3.44%		32%
10-1-05 to 9-30-06	2.18%		35	2.06%	2.06%	[b]	3.31%	3.31%	[b]	53%
10-1-04 to 9-30-05	1.17%		42	2.02%	2.02%	[b]	3.20%	3.20%	[b]	34%
10-1-03 to 9-30-04	2.82%		49	1.99%	1.99%	[b]	3.27%	3.27%	[b]	43%
10-1-02 to 9-30-03	4.92%		59	1.93%	1.93%	[b]	3.46%	3.46%	[b]	44%

Class C
10-1-06 to 9-30-07	3.58%		$12	1.97%	2.00%		3.53%	3.50%		32%
10-1-05 to 9-30-06	2.26%		13	2.02%	2.02%	[b]	3.36%	3.36%	[b]	53%
10-1-04 to 9-30-05	1.17%		13	2.01%	2.01%	[b]	3.20%	3.20%	[b]	34%
10-1-03 to 9-30-04	2.78%		14	1.99%	1.99%	[b]	3.27%	3.27%	[b]	43%
10-1-02 to 9-30-03	4.95%		17	1.91%	1.91%	[b]	3.49%	3.49%	[b]	44%

Class Y
10-1-06 to 9-30-07	4.87%		$28	0.71%	0.74%		4.78%	4.75%		32%
10-1-05 to 9-30-06	3.39%		17	0.73%	0.73%	[b]	4.65%	4.65%	[b]	53%
10-1-04 to 9-30-05	2.67%		15	0.72%	0.72%	[b]	4.49%	4.49%	[b]	34%
10-1-03 to 9-30-04	4.08%		14	0.74%	0.74%	[b]	4.52%	4.52%	[b]	43%
10-1-02 to 9-30-03	6.18%		12	0.72%	0.72%	[b]	4.68%	4.68%	[b]	44%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS CASH MANAGEMENT

	Selected Per-Share Data

		Income (Loss) From Investment Operations				Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income	Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-06 to 9-30-07	$1.00	$0.0457	$(0.0000)	*	$0.0457	$(0.0457)	$(0.0000)	$(0.0457)	$1.00
10-1-05 to 9-30-06	1.00	0.0380	0.0000		0.0380	(0.0380)	(0.0000)	(0.0380)	1.00
10-1-04 to 9-30-05	1.00	0.0183	0.0000		0.0183	(0.0183)	(0.0000)	(0.0183)	1.00
10-1-03 to 9-30-04	1.00	0.0032	0.0000		0.0032	(0.0032)	(0.0000)	(0.0032)	1.00
10-1-02 to 9-30-03	1.00	0.0060	0.0000		0.0060	(0.0060)	(0.0000)	(0.0060)	1.00

Class B
10-1-06 to 9-30-07	$1.00	$0.0357	$(0.0000)	*	$0.0357	$(0.0357)	$(0.0000)	$(0.0357)	$1.00
10-1-05 to 9-30-06	1.00	0.0271	0.0000		0.0271	(0.0271)	(0.0000)	(0.0271)	1.00
10-1-04 to 9-30-05	1.00	0.0081	0.0000		0.0081	(0.0081)	(0.0000)	(0.0081)	1.00
10-1-03 to 9-30-04	1.00	0.0001	0.0000		0.0001	(0.0001)	(0.0000)	(0.0001)	1.00
10-1-02 to 9-30-03	1.00	0.0006	0.0000		0.0006	(0.0006)	(0.0000)	(0.0006)	1.00

Class C
10-1-06 to 9-30-07	$1.00	$0.0363	$(0.0000)	*	$0.0363	$(0.0363)	$(0.0000)	$(0.0363)	$1.00
10-1-05 to 9-30-06	1.00	0.0273	0.0000		0.0273	(0.0273)	(0.0000)	(0.0273)	1.00
10-1-04 to 9-30-05	1.00	0.0077	0.0000		0.0077	(0.0077)	(0.0000)	(0.0077)	1.00
10-1-03 to 9-30-04	1.00	0.0001	0.0000		0.0001	(0.0001)	(0.0000)	(0.0001)	1.00
10-1-02 to 9-30-03	1.00	0.0005	0.0000		0.0005	(0.0005)	(0.0000)	(0.0005)	1.00

		Ratios and Supplemental Data

For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets Without Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets Without Reimbursement

Class A
10-1-06 to 9-30-07	4.68%	$1,032	0.78%	N/A		4.59%	N/A
10-1-05 to 9-30-06	3.86%	802	0.88%	N/A		3.85%	N/A
10-1-04 to 9-30-05	1.81%	625	0.92%	N/A		1.80%	N/A
10-1-03 to 9-30-04	0.32%	683	0.92%	N/A		0.32%	N/A
10-1-02 to 9-30-03	0.61%	860	0.80%	N/A		0.62%	N/A

Class B
10-1-06 to 9-30-07	3.64%	$10	1.79%	1.79%	[a]	3.58%	3.58%	[a]
10-1-05 to 9-30-06	2.73%	11	1.98%	1.98%	[a]	2.77%	2.77%	[a]
10-1-04 to 9-30-05	0.79%	7	1.93%	1.99%		0.74%	0.67%
10-1-03 to 9-30-04	0.01%	10	1.24%	1.96%		0.01%	-0.71%
10-1-02 to 9-30-03	0.06%	14	1.34%	1.72%		0.06%	-0.32%

Class C
10-1-06 to 9-30-07	3.71%	$8	1.73%	1.73%	[a]	3.64%	3.64%	[a]
10-1-05 to 9-30-06	2.75%	8	1.94%	1.94%	[a]	2.83%	2.83%	[a]
10-1-04 to 9-30-05	0.75%	5	1.96%	2.01%		0.70%	0.65%
10-1-03 to 9-30-04	0.01%	7	1.25%	2.03%		0.01%	-0.77%
10-1-02 to 9-30-03	0.05%	8	1.34%	1.75%		0.05%	-0.37%

*Not shown due to rounding.
(a)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS GLOBAL BOND FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-06 to 9-30-07	$3.65	$0.15	$0.19	$0.34	$(0.14)	$(0.00)	$(0.14)	$3.85
10-1-05 to 9-30-06	3.65	0.14	(0.01)	0.13	(0.13)	(0.00)	(0.13)	3.65
10-1-04 to 9-30-05	3.58	0.13	0.07	0.20	(0.13)	(0.00)	(0.13)	3.65
10-1-03 to 9-30-04	3.55	0.13	0.04	0.17	(0.14)	(0.00)	(0.14)	3.58
10-1-02 to 9-30-03	3.29	0.17	0.26	0.43	(0.17)	(0.00)	(0.17)	3.55

Class B
10-1-06 to 9-30-07	$3.65	$0.11	$0.18	$0.29	$(0.10)	$(0.00)	$(0.10)	$3.84
10-1-05 to 9-30-06	3.65	0.11	(0.02)	0.09	(0.09)	(0.00)	(0.09)	3.65
10-1-04 to 9-30-05	3.58	0.09	0.08	0.17	(0.10)	(0.00)	(0.10)	3.65
10-1-03 to 9-30-04	3.55	0.09	0.04	0.13	(0.10)	(0.00)	(0.10)	3.58
10-1-02 to 9-30-03	3.29	0.14	0.26	0.40	(0.14)	(0.00)	(0.14)	3.55

Class C
10-1-06 to 9-30-07	$3.65	$0.12	$0.18	$0.30	$(0.11)	$(0.00)	$(0.11)	$3.84
10-1-05 to 9-30-06	3.65	0.11	(0.02)	0.09	(0.09)	(0.00)	(0.09)	3.65
10-1-04 to 9-30-05	3.58	0.09	0.08	0.17	(0.10)	(0.00)	(0.10)	3.65
10-1-03 to 9-30-04	3.55	0.10	0.04	0.14	(0.11)	(0.00)	(0.11)	3.58
10-1-02 to 9-30-03	3.29	0.14	0.26	0.40	(0.14)	(0.00)	(0.14)	3.55

Class Y
10-1-06 to 9-30-07	$3.65	$0.17	$0.19	$0.36	$(0.16)	$(0.00)	$(0.16)	$3.85
10-1-05 to 9-30-06	3.65	0.16	(0.02)	0.14	(0.14)	(0.00)	(0.14)	3.65
10-1-04 to 9-30-05	3.58	0.14	0.07	0.21	(0.14)	(0.00)	(0.14)	3.65
10-1-03 to 9-30-04	3.55	0.14	0.04	0.18	(0.15)	(0.00)	(0.15)	3.58
10-1-02 to 9-30-03	3.29	0.18	0.26	0.44	(0.18)	(0.00)	(0.18)	3.55

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income to Average Net Assets including Expense Waiver	Ratio of Net Investment Income to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
10-1-06 to 9-30-07	9.55%	[a]	$306	1.29%	1.32%		4.18%	4.15%		40%
10-1-05 to 9-30-06	3.49%	[a]	254	1.31%	1.31%	[b]	3.94%	3.94%	[b]	60%
10-1-04 to 9-30-05	5.69%	[a]	228	1.28%	1.28%	[b]	3.56%	3.56%	[b]	30%
10-1-03 to 9-30-04	4.88%	[a]	236	1.27%	1.27%	[b]	3.53%	3.53%	[b]	76%
10-1-02 to 9-30-03	13.39%	[a]	231	1.24%	1.24%	[b]	4.98%	4.98%	[b]	113%

Class B
10-1-06 to 9-30-07	8.12%		$11	2.34%	2.37%		3.13%	3.10%		40%
10-1-05 to 9-30-06	2.50%		10	2.30%	2.30%	[b]	2.92%	2.92%	[b]	60%
10-1-04 to 9-30-05	4.67%		9	2.28%	2.28%	[b]	2.57%	2.57%	[b]	30%
10-1-03 to 9-30-04	3.78%		8	2.34%	2.34%	[b]	2.47%	2.47%	[b]	76%
10-1-02 to 9-30-03	12.26%		5	2.24%	2.24%	[b]	3.90%	3.90%	[b]	113%

Class C
10-1-06 to 9-30-07	8.24%		$7	2.23%	2.26%		3.24%	3.21%		40%
10-1-05 to 9-30-06	2.53%		6	2.24%	2.24%	[b]	3.06%	3.06%	[b]	60%
10-1-04 to 9-30-05	4.70%		5	2.21%	2.21%	[b]	2.64%	2.64%	[b]	30%
10-1-03 to 9-30-04	3.96%		4	2.22%	2.22%	[b]	2.59%	2.59%	[b]	76%
10-1-02 to 9-30-03	12.24%		2	2.27%	2.27%	[b]	3.76%	3.76%	[b]	113%

Class Y
10-1-06 to 9-30-07	10.03%		$23	0.86%	0.89%		4.61%	4.58%		40%
10-1-05 to 9-30-06	3.91%		20	0.89%	0.89%	[b]	4.36%	4.36%	[b]	60%
10-1-04 to 9-30-05	6.10%		16	0.89%	0.89%	[b]	3.95%	3.95%	[b]	30%
10-1-03 to 9-30-04	5.29%		14	0.89%	0.89%	[b]	3.92%	3.92%	[b]	76%
10-1-02 to 9-30-03	13.80%		11	0.87%	0.87%	[b]	5.28%	5.28%	[b]	113%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains		Total Distributions	Net Asset Value End of Period

Class A
10-1-06 to 9-30-07	$5.42	$0.23	$0.00	$0.23	$(0.23)	$(0.00)		$(0.23)	$5.42
10-1-05 to 9-30-06	5.51	0.22	(0.09)	0.13	(0.22)	(0.00)	[a]	(0.22)	5.42
10-1-04 to 9-30-05	5.62	0.21	(0.07)	0.14	(0.21)	(0.04)		(0.25)	5.51
10-1-03 to 9-30-04	5.72	0.21	(0.08)	0.13	(0.21)	(0.02)		(0.23)	5.62
10-1-02 to 9-30-03	5.80	0.22	(0.08)	0.14	(0.22)	(0.00)		(0.22)	5.72

Class B
10-1-06 to 9-30-07	$5.42	$0.18	$0.00	$0.18	$(0.18)	$(0.00)		$(0.18)	$5.42
10-1-05 to 9-30-06	5.51	0.17	(0.09)	0.08	(0.17)	(0.00)	[a]	(0.17)	5.42
10-1-04 to 9-30-05	5.62	0.16	(0.07)	0.09	(0.16)	(0.04)		(0.20)	5.51
10-1-03 to 9-30-04	5.72	0.16	(0.08)	0.08	(0.16)	(0.02)		(0.18)	5.62
10-1-02 to 9-30-03	5.80	0.17	(0.08)	0.09	(0.17)	(0.00)		(0.17)	5.72

Class C
10-1-06 to 9-30-07	$5.42	$0.18	$0.00	$0.18	$(0.18)	$(0.00)		$(0.18)	$5.42
10-1-05 to 9-30-06	5.51	0.18	(0.09)	0.09	(0.18)	(0.00)	[a]	(0.18)	5.42
10-1-04 to 9-30-05	5.62	0.16	(0.07)	0.09	(0.16)	(0.04)		(0.20)	5.51
10-1-03 to 9-30-04	5.72	0.17	(0.08)	0.09	(0.17)	(0.02)		(0.19)	5.62
10-1-02 to 9-30-03	5.80	0.17	(0.08)	0.09	(0.17)	(0.00)		(0.17)	5.72

Class Y
10-1-06 to 9-30-07	$5.42	$0.25	$0.00	$0.25	$(0.25)	$(0.00)		$(0.25)	$5.42
10-1-05 to 9-30-06	5.51	0.24	(0.09)	0.15	(0.24)	(0.00)	[a]	(0.24)	5.42
10-1-04 to 9-30-05	5.62	0.23	(0.07)	0.16	(0.23)	(0.04)		(0.27)	5.51
10-1-03 to 9-30-04	5.72	0.24	(0.08)	0.16	(0.24)	(0.02)		(0.26)	5.62
10-1-02 to 9-30-03	5.80	0.23	(0.08)	0.15	(0.23)	(0.00)		(0.23)	5.72

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Without Waiver		Ratio of Net Investment Income to Average Net Assets with Waiver	Ratio of Net Investment Income to Average Net Assets Without Waiver		Portfolio Turnover Rate

Class A
10-1-06 to 9-30-07	4.31%	[b]	$204	1.11%	1.15%		4.23%	4.19%		43%
10-1-05 to 9-30-06	2.58%	[b]	194	1.16%	1.16%	[c]	4.13%	4.13%	[c]	53%
10-1-04 to 9-30-05	2.49%	[b]	213	1.17%	1.17%	[c]	3.78%	3.78%	[c]	36%
10-1-03 to 9-30-04	2.06%	[b]	221	1.19%	1.19%	[c]	3.82%	3.82%	[c]	13%
10-1-02 to 9-30-03	2.40%	[b]	297	1.05%	1.05%	[c]	3.76%	3.76%	[c]	93%

Class B
10-1-06 to 9-30-07	3.35%		$13	2.04%	2.08%		3.30%	3.26%		43%
10-1-05 to 9-30-06	1.64%		15	2.09%	2.09%	[c]	3.20%	3.20%	[c]	53%
10-1-04 to 9-30-05	1.56%		18	2.09%	2.09%	[c]	2.87%	2.87%	[c]	36%
10-1-03 to 9-30-04	1.12%		20	2.12%	2.12%	[c]	2.89%	2.89%	[c]	13%
10-1-02 to 9-30-03	1.53%		28	1.90%	1.90%	[c]	2.91%	2.91%	[c]	93%

Class C
10-1-06 to 9-30-07	3.41%		$8	1.98%	2.02%		3.37%	3.33%		43%
10-1-05 to 9-30-06	1.72%		9	2.01%	2.01%	[c]	3.28%	3.28%	[c]	53%
10-1-04 to 9-30-05	1.62%		11	2.04%	2.04%	[c]	2.92%	2.92%	[c]	36%
10-1-03 to 9-30-04	1.20%		12	2.04%	2.04%	[c]	2.97%	2.97%	[c]	13%
10-1-02 to 9-30-03	1.58%		19	1.85%	1.85%	[c]	2.96%	2.96%	[c]	93%

Class Y
10-1-06 to 9-30-07	4.71%		$14	0.73%	0.77%		4.60%	4.56%		43%
10-1-05 to 9-30-06	3.00%		8	0.76%	0.76%	[c]	4.56%	4.56%	[c]	53%
10-1-04 to 9-30-05	2.91%		5	0.77%	0.77%	[c]	4.19%	4.19%	[c]	36%
10-1-03 to 9-30-04	2.49%		4	0.77%	0.77%	[c]	4.24%	4.24%	[c]	13%
10-1-02 to 9-30-03	2.72%		4	0.73%	0.73%	[c]	4.07%	4.07%	[c]	93%

(a)Not shown due to rounding.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS HIGH INCOME FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Declared From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-06 to 9-30-07	$7.27	$0.53	$0.01	$0.54	$(0.53)	$(0.00)	$(0.53)	$7.28
10-1-05 to 9-30-06	7.39	0.52	(0.13)	0.39	(0.51)	(0.00)	(0.51)	7.27
10-1-04 to 9-30-05	7.55	0.52	(0.17)	0.35	(0.51)	(0.00)	(0.51)	7.39
10-1-03 to 9-30-04	7.39	0.51	0.17	0.68	(0.52)	(0.00)	(0.52)	7.55
10-1-02 to 9-30-03	6.84	0.52	0.54	1.06	(0.51)	(0.00)	(0.51)	7.39

Class B
10-1-06 to 9-30-07	$7.26	$0.46	$0.02	$0.48	$(0.46)	$(0.00)	$(0.46)	$7.28
10-1-05 to 9-30-06	7.39	0.45	(0.14)	0.31	(0.44)	(0.00)	(0.44)	7.26
10-1-04 to 9-30-05	7.55	0.45	(0.17)	0.28	(0.44)	(0.00)	(0.44)	7.39
10-1-03 to 9-30-04	7.39	0.44	0.16	0.60	(0.44)	(0.00)	(0.44)	7.55
10-1-02 to 9-30-03	6.83	0.45	0.55	1.00	(0.44)	(0.00)	(0.44)	7.39

Class C
10-1-06 to 9-30-07	$7.26	$0.46	$0.02	$0.48	$(0.46)	$(0.00)	$(0.46)	$7.28
10-1-05 to 9-30-06	7.39	0.45	(0.13)	0.32	(0.45)	(0.00)	(0.45)	7.26
10-1-04 to 9-30-05	7.55	0.45	(0.17)	0.28	(0.44)	(0.00)	(0.44)	7.39
10-1-03 to 9-30-04	7.39	0.44	0.17	0.61	(0.45)	(0.00)	(0.45)	7.55
10-1-02 to 9-30-03	6.83	0.45	0.55	1.00	(0.44)	(0.00)	(0.44)	7.39

Class Y
10-1-06 to 9-30-07	$7.27	$0.55	$0.02	$0.57	$(0.55)	$(0.00)	$(0.55)	$7.29
10-1-05 to 9-30-06	7.39	0.54	(0.12)	0.42	(0.54)	(0.00)	(0.54)	7.27
10-1-04 to 9-30-05	7.55	0.55	(0.18)	0.37	(0.53)	(0.00)	(0.53)	7.39
10-1-03 to 9-30-04	7.40	0.54	0.15	0.69	(0.54)	(0.00)	(0.54)	7.55
10-1-02 to 9-30-03	6.84	0.52	0.57	1.09	(0.53)	(0.00)	(0.53)	7.40

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
10-1-06 to 9-30-07	7.74%	[a]	$922	1.12%	1.15%		7.17%	7.14%		59%
10-1-05 to 9-30-06	5.40%	[a]	847	1.15%	1.15%	[b]	7.12%	7.12%	[b]	47%
10-1-04 to 9-30-05	4.77%	[a]	856	1.14%	1.14%	[b]	6.93%	6.93%	[b]	40%
10-1-03 to 9-30-04	9.44%	[a]	870	1.11%	1.11%	[b]	6.83%	6.83%	[b]	65%
10-1-02 to 9-30-03	16.10%	[a]	833	1.15%	1.15%	[b]	7.31%	7.31%	[b]	63%

Class B
10-1-06 to 9-30-07	6.70%		$33	2.09%	2.12%		6.20%	6.17%		59%
10-1-05 to 9-30-06	4.37%		33	2.13%	2.13%	[b]	6.14%	6.14%	[b]	47%
10-1-04 to 9-30-05	3.75%		36	2.11%	2.11%	[b]	5.95%	5.95%	[b]	40%
10-1-03 to 9-30-04	8.37%		36	2.08%	2.08%	[b]	5.86%	5.86%	[b]	65%
10-1-02 to 9-30-03	15.10%		30	2.16%	2.16%	[b]	6.29%	6.29%	[b]	63%

Class C
10-1-06 to 9-30-07	6.74%		$17	2.04%	2.07%		6.25%	6.22%		59%
10-1-05 to 9-30-06	4.47%		15	2.06%	2.06%	[b]	6.20%	6.20%	[b]	47%
10-1-04 to 9-30-05	3.82%		16	2.04%	2.04%	[b]	6.02%	6.02%	[b]	40%
10-1-03 to 9-30-04	8.46%		15	2.01%	2.01%	[b]	5.93%	5.93%	[b]	65%
10-1-02 to 9-30-03	15.13%		10	2.13%	2.13%	[b]	6.33%	6.33%	[b]	63%

Class Y
10-1-06 to 9-30-07	7.93%		$38	0.80%	0.83%		7.50%	7.47%		59%
10-1-05 to 9-30-06	5.89%		28	0.82%	0.82%	[b]	7.44%	7.44%	[b]	47%
10-1-04 to 9-30-05	5.07%		24	0.83%	0.83%	[b]	7.24%	7.24%	[b]	40%
10-1-03 to 9-30-04	9.62%		20	0.83%	0.83%	[b]	7.13%	7.13%	[b]	65%
10-1-02 to 9-30-03	16.65%		16	0.82%	0.82%	[b]	7.58%	7.58%	[b]	63%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-06 to 9-30-07	$6.99	$0.27	$(0.08)	$0.19	$(0.26)	$(0.00)	$(0.26)	$6.92
10-1-05 to 9-30-06	7.02	0.26	(0.03)	0.23	(0.26)	(0.00)	(0.26)	6.99
10-1-04 to 9-30-05	7.10	0.25	(0.08)	0.17	(0.25)	(0.00)	(0.25)	7.02
10-1-03 to 9-30-04	7.09	0.25	0.01	0.26	(0.25)	(0.00)	(0.25)	7.10
10-1-02 to 9-30-03	7.14	0.25	(0.05)	0.20	(0.25)	(0.00)	(0.25)	7.09

Class B
10-1-06 to 9-30-07	$6.98	$0.21	$(0.07)	$0.14	$(0.20)	$(0.00)	$(0.20)	$6.92
10-1-05 to 9-30-06	7.01	0.19	(0.03)	0.16	(0.19)	(0.00)	(0.19)	6.98
10-1-04 to 9-30-05	7.10	0.19	(0.09)	0.10	(0.19)	(0.00)	(0.19)	7.01
10-1-03 to 9-30-04	7.08	0.18	0.02	0.20	(0.18)	(0.00)	(0.18)	7.10
10-1-02 to 9-30-03	7.14	0.19	(0.06)	0.13	(0.19)	(0.00)	(0.19)	7.08

Class C
10-1-06 to 9-30-07	$6.98	$0.21	$(0.07)	$0.14	$(0.20)	$(0.00)	$(0.20)	$6.92
10-1-05 to 9-30-06	7.01	0.19	(0.03)	0.16	(0.19)	(0.00)	(0.19)	6.98
10-1-04 to 9-30-05	7.10	0.18	(0.09)	0.09	(0.18)	(0.00)	(0.18)	7.01
10-1-03 to 9-30-04	7.08	0.18	0.02	0.20	(0.18)	(0.00)	(0.18)	7.10
10-1-02 to 9-30-03	7.14	0.18	(0.06)	0.12	(0.18)	(0.00)	(0.18)	7.08

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expenses Wavier	Ratio of Expenses to Average Net Assets excluding Expenses Wavier		Ratio of Net Investment Income (Loss) to Average Net Assets including Expenses Wavier	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expenses Wavier		Portfolio Turnover Rate

Class A
10-1-06 to 9-30-07	2.84%	[a]	$499	0.95%	0.99%		3.99%	3.95%		5%
10-1-05 to 9-30-06	3.32%	[a]	536	0.92%	0.92%	[b]	3.71%	3.71%	[b]	16%
10-1-04 to 9-30-05	2.43%	[a]	589	0.91%	0.91%	[b]	3.57%	3.57%	[b]	14%
10-1-03 to 9-30-04	3.69%	[a]	647	0.90%	0.90%	[b]	3.50%	3.50%	[b]	24%
10-1-02 to 9-30-03	2.82%	[a]	733	0.89%	0.89%	[b]	3.51%	3.51%	[b]	43%

Class B
10-1-06 to 9-30-07	2.03%		$4	1.88%	1.92%		3.05%	3.01%		5%
10-1-05 to 9-30-06	2.37%		4	1.85%	1.85%	[b]	2.78%	2.78%	[b]	16%
10-1-04 to 9-30-05	1.36%		5	1.82%	1.82%	[b]	2.66%	2.66%	[b]	14%
10-1-03 to 9-30-04	2.89%		6	1.79%	1.79%	[b]	2.60%	2.60%	[b]	24%
10-1-02 to 9-30-03	1.80%		7	1.75%	1.75%	[b]	2.65%	2.65%	[b]	43%

Class C
10-1-06 to 9-30-07	2.00%		$3	1.90%	1.94%		3.03%	2.99%		5%
10-1-05 to 9-30-06	2.34%		4	1.89%	1.89%	[b]	2.74%	2.74%	[b]	16%
10-1-04 to 9-30-05	1.32%		4	1.85%	1.85%	[b]	2.63%	2.63%	[b]	14%
10-1-03 to 9-30-04	2.87%		5	1.83%	1.83%	[b]	2.57%	2.57%	[b]	24%
10-1-02 to 9-30-03	1.79%		5	1.77%	1.77%	[b]	2.63%	2.63%	[b]	43%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-06 to 9-30-07	$5.10	$0.24	$(0.10)	$0.14	$(0.24)	$(0.00)	$(0.24)	$5.00
10-1-05 to 9-30-06	4.98	0.24	0.12	0.36	(0.24)	(0.00)	(0.24)	5.10
10-1-04 to 9-30-05	4.88	0.26	0.10	0.36	(0.26)	(0.00)	(0.26)	4.98
10-1-03 to 9-30-04	4.83	0.26	0.05	0.31	(0.26)	(0.00)	(0.26)	4.88
10-1-02 to 9-30-03	4.95	0.26	(0.12)	0.14	(0.26)	(0.00)	(0.26)	4.83

Class B
10-1-06 to 9-30-07	$5.10	$0.19	$(0.10)	$0.09	$(0.19)	$(0.00)	$(0.19)	$5.00
10-1-05 to 9-30-06	4.98	0.19	0.12	0.31	(0.19)	(0.00)	(0.19)	5.10
10-1-04 to 9-30-05	4.88	0.21	0.10	0.31	(0.21)	(0.00)	(0.21)	4.98
10-1-03 to 9-30-04	4.83	0.22	0.05	0.27	(0.22)	(0.00)	(0.22)	4.88
10-1-02 to 9-30-03	4.95	0.22	(0.12)	0.10	(0.22)	(0.00)	(0.22)	4.83

Class C
10-1-06 to 9-30-07	$5.10	$0.19	$(0.10)	$0.09	$(0.19)	$(0.00)	$(0.19)	$5.00
10-1-05 to 9-30-06	4.98	0.19	0.12	0.31	(0.19)	(0.00)	(0.19)	5.10
10-1-04 to 9-30-05	4.88	0.21	0.10	0.31	(0.21)	(0.00)	(0.21)	4.98
10-1-03 to 9-30-04	4.83	0.22	0.05	0.27	(0.22)	(0.00)	(0.22)	4.88
10-1-02 to 9-30-03	4.95	0.22	(0.12)	0.10	(0.22)	(0.00)	(0.22)	4.83

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income to Average Net Assets including Expense Waiver	Ratio of Net Investment Income to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
10-1-06 to 9-30-07	2.68%	[a]	$497	0.97%	1.01%		4.67%	4.63%		33%
10-1-05 to 9-30-06	7.37%	[a]	467	0.98%	0.98%	[b]	4.72%	4.72%	[b]	29%
10-1-04 to 9-30-05	7.45%	[a]	407	0.97%	0.97%	[b]	5.18%	5.18%	[b]	24%
10-1-03 to 9-30-04	6.66%	[a]	386	0.95%	0.95%	[b]	5.41%	5.41%	[b]	28%
10-1-02 to 9-30-03	3.02%	[a]	407	0.96%	0.96%	[b]	5.54%	5.54%	[b]	23%

Class B
10-1-06 to 9-30-07	1.81%		$7	1.82%	1.86%		3.81%	3.77%		33%
10-1-05 to 9-30-06	6.47%		7	1.82%	1.82%	[b]	3.89%	3.89%	[b]	29%
10-1-04 to 9-30-05	6.53%		7	1.83%	1.83%	[b]	4.31%	4.31%	[b]	24%
10-1-03 to 9-30-04	5.75%		6	1.81%	1.81%	[b]	4.55%	4.55%	[b]	28%
10-1-02 to 9-30-03	2.15%		6	1.80%	1.80%	[b]	4.71%	4.71%	[b]	23%

Class C
10-1-06 to 9-30-07	1.77%		$13	1.87%	1.91%		3.77%	3.73%		33%
10-1-05 to 9-30-06	6.43%		13	1.86%	1.86%	[b]	3.82%	3.82%	[b]	29%
10-1-04 to 9-30-05	6.49%		9	1.87%	1.87%	[b]	4.26%	4.26%	[b]	24%
10-1-03 to 9-30-04	5.71%		5	1.85%	1.85%	[b]	4.49%	4.49%	[b]	28%
10-1-02 to 9-30-03	2.16%		5	1.80%	1.80%	[b]	4.70%	4.70%	[b]	23%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (for example, CDSC, redemption fees). If redemption charges, if any, were reflected, the amounts shown in the "Hypothetical Expenses" column would be higher, and the amounts shown in the "Hypothetical Ending Investment" column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Waddell & Reed Advisors Bond Fund – Class A

Annual expense ratio	1.06%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$676.87	$ 9,796.34
2	9,796.34	489.81	10,286.16	105.88	10,182.32
3	10,182.32	509.11	10,691.43	110.05	10,583.50
4	10,583.50	529.17	11,112.67	114.39	11,000.49
5	11,000.49	550.02	11,550.51	118.90	11,433.91
6	11,433.91	571.69	12,005.60	123.58	11,884.41
7	11,884.41	594.22	12,478.63	128.45	12,352.65
8	12,352.65	617.63	12,970.28	133.51	12,839.35
9	12,839.35	641.96	13,481.31	138.77	13,345.22
10	13,345.22	667.26	14,012.48	144.24	13,871.02
Cumulative Total	$1,794.64

Waddell & Reed Advisors Bond Fund – Class B

Annual expense ratio	2.02%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$205.00	$10,298.00
2	10,298.00	514.90	10,812.90	211.11	10,604.88
3	10,604.88	530.24	11,135.12	217.41	10,920.90
4	10,920.90	546.04	11,466.95	223.88	11,246.34
5	11,246.34	562.31	11,808.66	230.56	11,581.49
6	11,581.49	579.07	12,160.56	237.43	11,926.61
7	11,926.61	596.33	12,522.94	244.50	12,282.03
8	12,282.03	614.10	12,896.13	251.79	12,648.03
Converts from Class B to Class A	Annual Expense Ratio: 1.06%
9	12,648.03	632.40	13,280.43	136.71	13,146.36
10	13,146.36	657.31	13,803.68	142.09	13,664.33
Cumulative Total	$2,100.48

Waddell & Reed Advisors Bond Fund – Class C

Annual expense ratio	1.96%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$198.97	$10,304.00
2	10,304.00	515.20	10,819.20	205.02	10,617.24
3	10,617.24	530.86	11,148.10	211.26	10,940.00
4	10,940.00	547.00	11,487.00	217.68	11,272.58
5	11,272.58	563.62	11,836.21	224.30	11,615.26
6	11,615.26	580.76	12,196.03	231.11	11,968.37
7	11,968.37	598.41	12,566.79	238.14	12,332.21
8	12,332.21	616.61	12,948.82	245.38	12,707.11
9	12,707.11	635.35	13,342.46	252.84	13,093.40
10	13,093.40	654.67	13,748.07	260.53	13,491.44
Cumulative Total	$2,285.23

Waddell & Reed Advisors Bond Fund – Class Y

Annual expense ratio	0.70%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$71.50	$10,430.00
2	10,430.00	521.50	10,951.50	74.57	10,878.49
3	10,878.49	543.92	11,422.41	77.78	11,346.26
4	11,346.26	567.31	11,913.57	81.13	11,834.15
5	11,834.15	591.70	12,425.86	84.62	12,343.02
6	12,343.02	617.15	12,960.17	88.25	12,873.77
7	12,873.77	643.68	13,517.46	92.05	13,427.34
8	13,427.34	671.36	14,098.71	96.01	14,004.72
9	14,004.72	700.23	14,704.95	100.14	14,606.92
10	14,606.92	730.34	15,337.27	104.44	15,235.02
Cumulative Total	$870.49

Waddell & Reed Advisors Global Bond Fund – Class A

Annual expense ratio	1.33%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$702.65	$9,770.89
2	9,770.89	488.54	10,259.44	132.33	10,129.48
3	10,129.48	506.47	10,635.96	137.19	10,501.24
4	10,501.24	525.06	11,026.30	142.22	10,886.63
5	10,886.63	544.33	11,430.96	147.44	11,286.17
6	11,286.17	564.30	11,850.48	152.86	11,700.37
7	11,700.37	585.01	12,285.39	158.47	12,129.78
8	12,129.78	606.48	12,736.27	164.28	12,574.94
9	12,574.94	628.74	13,203.69	170.31	13,036.44
10	13,036.44	651.82	13,688.26	181.90	13,520.09
Cumulative Total	$2,089.65

Waddell & Reed Advisors Global Bond Fund – Class B

Annual expense ratio	2.38%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$241.11	$10,262.00
2	10,262.00	513.10	10,775.10	247.43	10,530.86
3	10,530.86	526.54	11,057.40	253.91	10,806.77
4	10,806.77	540.33	11,347.11	260.57	11,089.91
5	11,089.91	554.49	11,644.40	267.39	11,380.46
6	11,380.46	569.02	11,949.48	274.40	11,678.63
7	11,678.63	583.93	12,262.56	281.59	11,984.61
8	11,984.61	599.23	12,583.84	288.97	12,298.61
Converts from Class B to Class A	Annual Expense Ratio: 1.33%
9	12,298.61	614.93	12,913.54	166.57	12,749.97
10	12,749.97	637.49	13,387.46	177.90	13,222.98
Cumulative Total	$2,459.84

Waddell & Reed Advisors Global Bond Fund – Class C

Annual expense ratio	2.27%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$230.09	$10,273.00
2	10,273.00	513.65	10,786.65	236.38	10,553.45
3	10,553.45	527.67	11,081.12	242.83	10,841.56
4	10,841.56	542.07	11,383.64	249.46	11,137.53
5	11,137.53	556.87	11,694.41	256.27	11,441.59
6	11,441.59	572.07	12,013.67	263.26	11,753.94
7	11,753.94	587.69	12,341.64	270.45	12,074.82
8	12,074.82	603.74	12,678.57	277.84	12,404.47
9	12,404.47	620.22	13,024.69	285.42	12,743.11
10	12,743.11	637.15	13,380.27	298.43	13,096.09
Cumulative Total	$2,610.43

Waddell & Reed Advisors Global Bond Fund – Class Y

Annual expense ratio	0.90%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$91.84	$10,410.00
2	10,410.00	520.50	10,930.50	95.61	10,836.81
3	10,836.81	541.84	11,378.65	99.53	11,281.11
4	11,281.11	564.05	11,845.17	103.61	11,743.64
5	11,743.64	587.18	12,330.82	107.85	12,225.13
6	12,225.13	611.25	12,836.39	112.28	12,726.36
7	12,726.36	636.31	13,362.68	116.88	13,248.14
8	13,248.14	662.40	13,910.55	121.67	13,791.32
9	13,791.32	689.56	14,480.88	126.66	14,356.76
10	14,356.76	717.83	15,074.60	137.74	14,951.12
Cumulative Total	$1,113.67

Waddell & Reed Advisors Government Securities Fund – Class A

Annual expense ratio	1.15%
Maximum front-end sales charge	4.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$537.23	$9,943.63
2	9,943.63	497.18	10,440.81	116.55	10,326.46
3	10,326.46	516.32	10,842.79	121.04	10,724.03
4	10,724.03	536.20	11,260.23	125.70	11,136.91
5	11,136.91	556.84	11,693.75	130.53	11,565.68
6	11,565.68	578.28	12,143.96	135.56	12,010.96
7	12,010.96	600.54	12,611.50	140.78	12,473.38
8	12,473.38	623.66	13,097.05	146.20	12,953.60
9	12,953.60	647.68	13,601.28	151.83	13,452.32
10	13,452.32	672.61	14,124.93	163.19	13,975.61
Cumulative Total	$1,768.61

Waddell & Reed Advisors Government Securities Fund – Class B

Annual expense ratio	2.08%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$211.03	$10,292.00
2	10,292.00	514.60	10,806.60	217.19	10,592.52
3	10,592.52	529.62	11,122.15	223.54	10,901.82
4	10,901.82	545.09	11,446.91	230.06	11,220.16
5	11,220.16	561.00	11,781.16	236.78	11,547.79
6	11,547.79	577.38	12,125.17	243.70	11,884.98
7	11,884.98	594.24	12,479.23	250.81	12,232.02
8	12,232.02	611.60	12,843.62	258.14	12,589.20
Converts from Class B to Class A	Annual Expense Ratio: 1.15%
9	12,589.20	629.46	13,218.66	147.56	13,073.88
10	13,073.88	653.69	13,727.58	158.59	13,582.45
Cumulative Total	$2,177.40

Waddell & Reed Advisors Government Securities Fund – Class C

Annual expense ratio	2.02%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$205.00	$10,298.00
2	10,298.00	514.90	10,812.90	211.11	10,604.88
3	10,604.88	530.24	11,135.12	217.41	10,920.90
4	10,920.90	546.04	11,466.95	223.88	11,246.34
5	11,246.34	562.31	11,808.66	230.56	11,581.49
6	11,581.49	579.07	12,160.56	237.43	11,926.61
7	11,926.61	596.33	12,522.94	244.50	12,282.03
8	12,282.03	614.10	12,896.13	251.79	12,648.03
9	12,648.03	632.40	13,280.43	259.29	13,024.94
10	13,024.94	651.24	13,676.19	272.36	13,418.29
Cumulative Total	$2,353.33

Waddell & Reed Advisors Government Securities Fund – Class Y

Annual expense ratio	0.77%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$78.62	$10,423.00
2	10,423.00	521.15	10,944.15	81.95	10,863.89
3	10,863.89	543.19	11,407.08	85.42	11,323.43
4	11,323.43	566.17	11,889.60	89.03	11,802.41
5	11,802.41	590.12	12,392.53	92.80	12,301.65
6	12,301.65	615.08	12,916.74	96.72	12,822.01
7	12,822.01	641.10	13,463.12	100.81	13,364.39
8	13,364.39	668.21	14,032.61	105.08	13,929.70
9	13,929.70	696.48	14,626.18	109.52	14,518.93
10	14,518.93	725.94	15,244.87	120.10	15,138.88
Cumulative Total	$960.05

Waddell & Reed Advisors High Income Fund – Class A

Annual expense ratio	1.14%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$684.51	$ 9,788.80
2	9,788.80	489.44	10,278.24	113.74	10,166.65
3	10,166.65	508.33	10,674.98	118.13	10,559.08
4	10,559.08	527.95	11,087.04	122.69	10,966.66
5	10,966.66	548.33	11,514.99	127.43	11,389.97
6	11,389.98	569.49	11,959.47	132.35	11,829.63
7	11,829.63	591.48	12,421.11	137.46	12,286.25
8	12,286.25	614.31	12,900.56	142.76	12,760.50
9	12,760.50	638.02	13,398.53	148.27	13,253.06
10	13,253.06	662.65	13,915.71	156.70	13,767.26
Cumulative Total	$1,884.04

Waddell & Reed Advisors High Income Fund – Class B

Annual expense ratio	2.11%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$214.04	$10,289.00
2	10,289.00	514.45	10,803.45	220.23	10,586.35
3	10,586.35	529.31	11,115.66	226.59	10,892.29
4	10,892.29	544.61	11,436.91	233.14	11,207.08
5	11,207.08	560.35	11,767.43	239.88	11,530.96
6	11,530.96	576.54	12,107.51	246.81	11,864.21
7	11,864.21	593.21	12,457.42	253.95	12,207.09
8	12,207.09	610.35	12,817.44	261.29	12,559.87
Converts from Class B to Class A	Annual Expense Ratio: 1.14%
9	12,559.87	627.99	13,187.86	145.94	13,044.68
10	13,044.68	652.23	13,696.92	154.24	13,550.81
Cumulative Total	$2,196.11

Waddell & Reed Advisors High Income Fund – Class C

Annual expense ratio	2.06%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$209.02	$10,294.00
2	10,294.00	514.70	10,808.70	215.17	10,596.64
3	10,596.64	529.83	11,126.47	221.49	10,908.18
4	10,908.18	545.40	11,453.59	228.01	11,228.88
5	11,228.88	561.44	11,790.32	234.71	11,559.01
6	11,559.01	577.95	12,136.96	241.61	11,898.84
7	11,898.84	594.94	12,493.79	248.71	12,248.67
8	12,248.67	612.43	12,861.10	256.03	12,608.78
9	12,608.78	630.43	13,239.22	263.55	12,979.48
10	12,979.48	648.97	13,628.45	273.95	13,363.66
Cumulative Total	$2,392.25

Waddell & Reed Advisors High Income Fund – Class Y

Annual expense ratio	0.82%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$83.71	$10,418.00
2	10,418.00	520.90	10,938.90	87.21	10,853.47
3	10,853.47	542.67	11,396.14	90.85	11,307.14
4	11,307.14	565.35	11,872.50	94.65	11,779.78
5	11,779.78	588.98	12,368.77	98.61	12,272.18
6	12,272.18	613.60	12,885.79	102.73	12,785.15
7	12,785.15	639.25	13,424.41	107.02	13,319.57
8	13,319.57	665.97	13,985.55	111.50	13,876.33
9	13,876.33	693.81	14,570.15	116.16	14,456.36
10	14,456.36	722.81	15,179.18	123.97	15,063.52

Cumulative Total	$1,016.41

Waddell & Reed Advisors Municipal Bond Fund – Class A

Annual expense ratio	0.98%
Maximum front-end sales charge	4.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$520.72	$ 9,959.91
2	9,959.91	497.99	10,457.91	99.56	10,360.30
3	10,360.30	518.01	10,878.31	103.57	10,776.78
4	10,776.78	538.83	11,315.62	107.73	11,210.01
5	11,210.01	560.50	11,770.51	112.06	11,660.65
6	11,660.65	583.03	12,243.69	116.57	12,129.41
7	12,129.41	606.47	12,735.88	121.25	12,617.01
8	12,617.01	630.85	13,247.86	126.13	13,124.22
9	13,124.22	656.21	13,780.43	131.20	13,651.81
10	13,651.81	682.59	14,334.40	140.67	14,204.71
Cumulative Total	$1,579.46

Waddell & Reed Advisors Municipal Bond Fund – Class B

Annual expense ratio	1.93%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$195.96	$10,307.00
2	10,307.00	515.35	10,822.35	201.97	10,623.42
3	10,623.42	531.17	11,154.59	208.17	10,949.56
4	10,949.56	547.47	11,497.04	214.57	11,285.71
5	11,285.71	564.28	11,850.00	221.15	11,632.18
6	11,632.18	581.60	12,213.79	227.94	11,989.29
7	11,989.29	599.46	12,588.76	234.94	12,357.36
8	12,357.36	617.86	12,975.23	242.15	12,736.73
Converts from Class B to Class A	Annual Expense Ratio: 0.98%
9	12,736.73	636.83	13,373.57	127.32	13,248.75
10	13,248.75	662.43	13,911.19	136.52	13,785.32
Cumulative Total	$2,010.69

Waddell & Reed Advisors Municipal Bond Fund – Class C

Annual expense ratio	1.93%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$195.96	$10,307.00
2	10,307.00	515.35	10,822.35	201.97	10,623.42
3	10,623.42	531.17	11,154.59	208.17	10,949.56
4	10,949.56	547.47	11,497.04	214.57	11,285.71
5	11,285.71	564.28	11,850.00	221.15	11,632.18
6	11,632.18	581.60	12,213.79	227.94	11,989.29
7	11,989.29	599.46	12,588.76	234.94	12,357.36
8	12,357.36	617.86	12,975.23	242.15	12,736.73
9	12,736.73	636.83	13,373.57	249.59	13,127.75
10	13,127.75	656.38	13,784.14	261.29	13,534.71
Cumulative Total	$2,257.73

Waddell & Reed Advisors Municipal High Income Fund – Class A

Annual expense ratio	1.00%
Maximum front-end sales charge	4.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$522.66	$ 9,958.00
2	9,958.00	497.90	10,455.90	101.57	10,356.32
3	10,356.32	517.81	10,874.13	105.63	10,770.57
4	10,770.57	538.52	11,309.10	109.85	11,201.39
5	11,201.39	560.06	11,761.46	114.25	11,649.45
6	11,649.45	582.47	12,231.92	118.82	12,115.42
7	12,115.42	605.77	12,721.20	123.57	12,600.04
8	12,600.04	630.00	13,230.04	128.52	13,104.04
9	13,104.04	655.20	13,759.25	133.66	13,628.21
10	13,628.21	681.41	14,309.62	143.19	14,177.42
Cumulative Total	$1,601.72

Waddell & Reed Advisors Municipal High Income Fund – Class B

Annual expense ratio	1.85%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$187.91	$10,315.00
2	10,315.00	515.75	10,830.75	193.83	10,639.92
3	10,639.92	531.99	11,171.91	199.93	10,975.08
4	10,975.08	548.75	11,523.83	206.23	11,320.79
5	11,320.79	566.03	11,886.83	212.73	11,677.40
6	11,677.40	583.87	12,261.27	219.43	12,045.23
7	12,045.23	602.26	12,647.50	226.34	12,424.66
8	12,424.66	621.23	13,045.89	233.47	12,816.04
Converts from Class B to Class A	Annual Expense Ratio: 1.00%
9	12,816.04	640.80	13,456.84	130.72	13,328.68
10	13,328.68	666.43	13,995.11	140.05	13,865.82
Cumulative Total	$1,950.64

Waddell & Reed Advisors Municipal High Income Fund – Class C

Annual expense ratio	1.90%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$192.94	$10,310.00
2	10,310.00	515.50	10,825.50	198.92	10,629.61
3	10,629.61	531.48	11,161.09	205.09	10,959.12
4	10,959.12	547.95	11,507.08	211.45	11,298.86
5	11,298.86	564.94	11,863.80	218.00	11,649.12
6	11,649.12	582.45	12,231.58	224.76	12,010.24
7	12,010.24	600.51	12,610.76	231.73	12,382.56
8	12,382.56	619.12	13,001.69	238.91	12,766.42
9	12,766.42	638.32	13,404.74	246.32	13,162.18
10	13,162.18	658.10	13,820.29	258.00	13,574.16
Cumulative Total	$2,226.12

Waddell & Reed Advisors Cash Management – Class A

Annual expense ratio	0.78%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$79.64	$10,422.00
2	10,422.00	521.10	10,943.10	83.00	10,861.80
3	10,861.80	543.09	11,404.89	86.50	11,320.17
4	11,320.17	566.00	11,886.18	90.16	11,797.88
5	11,797.88	589.89	12,387.78	93.96	12,295.75
6	12,295.75	614.78	12,910.54	97.93	12,814.64
7	12,814.64	640.73	13,455.37	102.06	13,355.41
8	13,355.41	667.77	14,023.18	106.37	13,919.01
9	13,919.01	695.95	14,614.96	110.85	14,506.39
10	14,506.39	725.32	15,231.71	115.53	15,118.56
Cumulative Total	$966.00

Waddell & Reed Advisors Cash Management – Class B

Annual expense ratio	1.79%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$181.87	$10,321.00
2	10,321.00	516.05	10,837.05	187.71	10,652.30
3	10,652.30	532.61	11,184.91	193.73	10,994.24
4	10,994.24	549.71	11,543.95	199.95	11,347.15
5	11,347.15	567.35	11,914.51	206.37	11,711.40
6	11,711.40	585.57	12,296.97	212.99	12,087.33
7	12,087.33	604.36	12,691.70	219.83	12,475.34
8	12,475.34	623.76	13,099.10	226.89	12,875.80
Converts from Class B to Class A	Annual Expense Ratio: 0.78%
9	12,875.80	643.79	13,519.59	102.55	13,419.15
10	13,419.15	670.95	14,090.11	106.87	13,985.44
Cumulative Total	$1,838.76

Waddell & Reed Advisors Cash Management – Class C

Annual expense ratio	1.73%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$175.82	$10,327.00
2	10,327.00	516.35	10,843.35	181.57	10,664.69
3	10,664.69	533.23	11,197.92	187.51	11,013.42
4	11,013.42	550.67	11,564.09	193.64	11,373.56
5	11,373.56	568.67	11,942.24	199.97	11,745.48
6	11,745.48	587.27	12,332.75	206.51	12,129.56
7	12,129.56	606.47	12,736.03	213.27	12,526.19
8	12,526.19	626.30	13,152.50	220.24	12,935.80
9	12,935.80	646.79	13,582.59	227.44	13,358.80
10	13,358.80	667.94	14,026.74	234.88	13,795.63
Cumulative Total	$2,040.85

Waddell & Reed Advisors Funds

Custodian	Underwriter
UMB Bank, n.a.	Waddell & Reed, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Kirkpatrick & Lockhart	913.236.2000
Preston Gates Ellis LLP	888.WADDELL
1601 K Street, N.W.
Washington, D. C. 20006-1600

Independent Registered
Public Accounting Firm	Shareholder Servicing Agent
Deloitte & Touche LLP	Waddell & Reed
1100 Walnut, Suite 3300	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106-2129	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Waddell & Reed Investment	913.236.2000
Management Company	888.WADDELL
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913.236.2000	6300 Lamar Avenue
888.WADDELL	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its–

Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via email at request@waddell.com and are available at waddell.com.

Information about the Funds (including each Fund's current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C.20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 800.SEC.0330.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

The Funds' SEC file numbers are as follows:
Waddell & Reed Advisors Cash Management, Inc.: 811-2922
Waddell & Reed Advisors Fixed Income Funds, Inc. Government Securities Fund: 811-3458
Waddell & Reed Advisors Funds, Inc. Bond Fund: 811-2552
Waddell & Reed Advisors Global Bond Fund, Inc.: 811-4520
Waddell & Reed Advisors High Income Fund, Inc.: 811-2907
Waddell & Reed Advisors Municipal Bond Fund, Inc.: 811-2657
Waddell & Reed Advisors Municipal High Income Fund, Inc.: 811-4427

NUP1100(1-08)

WADDELL & REED ADVISORS FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

January 31, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with a prospectus (Prospectus) for the Waddell & Reed Advisors Funds, Inc. (Corporation), dated January 31, 2008 or October 31, 2007, as applicable, which may be obtained from the Corporation or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

The Corporation's Financial Statements, including notes thereto, are incorporated herein by reference. The Financial Statements for Waddell & Reed Advisors Bond Fund are contained in the Fund's Annual Report to Shareholders dated September 30, 2007. The Financial Statements for Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund are contained in the Funds' Annual Report to Shareholders dated June 30, 2007. Each Annual Report may also be obtained from the Corporation or Waddell & Reed at the address or telephone number shown above.

TABLE OF CONTENTS

Fund History
The Funds, Their Investments, Related Risks and Limitations
Management of the Funds
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Portfolio Managers
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Funds
Underwriter
Financial Statements
Appendix A

FUND HISTORY

Waddell & Reed Advisors Funds, Inc. was organized as a Maryland corporation on February 21, 1974, as a successor to a Delaware corporation which commenced operations in 1940. Prior to June 30, 2000, the corporation was known as United Funds, Inc. Waddell & Reed Advisors Funds, Inc. is comprised of four series: Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund. Prior to June 30, 2000, the Funds were known as United Accumulative Fund, United Bond Fund, United Income Fund and United Science and Technology Fund, respectively. Between June 30, 2000, and October 2, 2000, Waddell & Reed Advisors Core Investment Fund was known as Waddell & Reed Advisors Income Fund.

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND LIMITATIONS

Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (collectively, the Funds) are each a mutual fund; an investment that pools shareholders' money and invests it toward a specified objective. Each Fund is a series of Waddell & Reed Advisors Funds, Inc.--an open-end, diversified management investment company.

This SAI supplements the information contained in the applicable Prospectus for each Fund and contains more detailed information about the investment strategies and policies the Funds' investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which each Fund may invest, in pursuit of each Fund's objective(s). A summary of the risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Funds' investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its objective(s). See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

Waddell & Reed Advisors Science and Technology Fund

As described in the Prospectus, the portfolio of Waddell & Reed Advisors Science and Technology Fund emphasizes science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices, drugs and genomics.

Waddell & Reed Advisors Bond Fund

In selecting debt securities for the portfolio of this Fund, WRIMCO considers the yield of the security; this yield will include the yield to maturity in the case of debt securities purchased at a discount. WRIMCO also considers the relative safety of debt securities purchased and, in the case of convertible debt securities, the possibility of capital growth.

WRIMCO will not purchase a debt security if, at the time of purchase, it is in default in the payment of interest or if there is less than $1,000,000 principal amount outstanding.

Securities - General

The Funds may invest in securities including common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The Funds may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or, if unrated, judged by WRIMCO to be of equivalent quality. In the case of a "split-rated" security, which results when the NRSROs rate the security at different rating levels (for example, BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), and Ba by Moody's Investors Service, Inc. (Moody's)), it is the Fund's general policy to classify such security at the higher rating level where, in the judgment of WRIMCO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

Subject to its investment restrictions, each Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P and D by Moody's). Debt securities rated D by S&P or D by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, the Funds will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in each Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

The Funds may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on a Fund's ability to achieve its investment objective(s).

The Funds may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

         Borrowing

Each Fund may borrow money, but only from banks and for temporary, emergency or extraordinary purposes. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

         Foreign Securities and Currencies

The Funds may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domicile country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are typically created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights. Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund's ability to invest a substantial portion of its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Each of the Funds may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

A Fund usually effects currency exchange transactions on a spot basis at the spot (that is, cash) rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

WRIMCO considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portugal and South Korea. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which a Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country's currency against the U.S. dollar; unusual price volatility in a developing country's securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

As a general rule, the country assigned to a security is the issuer's country of domicile, as reflected by a third-party source (for example, Bloomberg). However, pursuant to its procedures, WRIMCO may request a different country designation due to certain identified circumstances, including: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); or (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed) or that have at least 50% of their assets in that country or region. The request to change a security's country designation must be delivered to the Funds' Treasurer and to the Funds' Chief Compliance Officer for approval.

Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state-chartered domestic banks doing business in the same jurisdiction.

         Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Corporation's Board of Directors;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available; and
(7)	securities involved in swap, cap, floor and collar transactions.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

WRIMCO believes that, in general, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum allowable. WRIMCO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also include many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See "Swaps, Caps, Collars and Floors" in the section entitled Options, Futures and Other Strategies for more information about credit default swaps.

As well, it has become easier for institutional investors to structure their investments. For example, if WRIMCO desired Korean exposure for a Fund, instead of following difficult procedures for direct investment, WRIMCO could invest in a specialized over-the-counter bond or other instrument with an investment banker which would pay the same as the return on the Korean bond market without the Fund's having to physically invest in the Korean market.

         Indexed Securities

Each Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

         Investment Company Securities

Each Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

         Lending Securities

For the purpose of realizing additional income, a Fund may make secured loans of portfolio securities amounting to the maximum amount of total assets allowed under the Investment Company Act of 1940, as amended (1940 Act) (currently, one-third of total assets which, for purposes of this limitation, includes the value of collateral received in return for securities lent). If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under a Fund's securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by WRIMCO throughout the term of the loan.

Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

         Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

         Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

The Funds may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Funds may so invest as long as WRIMCO determines that such investments are consistent with the Fund's objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

         Options, Futures and Other Strategies

General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage the risks of a Fund's investments that can affect fluctuation in its net asset value (NAV).

Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act. In addition, a Fund's ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Funds.

In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a Fund's objective(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)         Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)         As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5)         A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies -- Special Considerations. Each Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. A Fund may enter into swaps, caps, floors and collars for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations, as a duration management technique; to attempt to enhance income or capital gains; or to gain exposure to certain markets in an economical way.

A swap agreement is a derivative in the form of a bilateral financial contract under which the Fund and another party, normally a bank, broker-dealer or one of their affiliates, agree to make or receive payments at specified dates based on a specified "notional" amount. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, foreign currency swaps, and equity, commodity, index or other total return swaps.

Swap agreements are individually negotiated and can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a commodity swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for payments equivalent to a floating rate of interest, or if the commodity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the London Interbank Offered Rate (LIBOR), that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Each Fund typically treats the net unrealized gain on each swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund's borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If WRIMCO attempts to use a swap as a hedge against, or as a substitute for, a Fund's portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. The Fund bears the risk that WRIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is a continually evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 15% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

         Restricted Securities

Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, such as Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

         U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

         Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

         Warrants and Rights

Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

         When-Issued and Delayed-Delivery Transactions

Each Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIMCO to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIMCO anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If WRIMCO anticipates a decline in interest rates and a rise in prices and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIMCO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

         Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

A Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities that will be includable in the taxable dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each Fund's objective(s), cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. A Fund may not:

(1)	Buy real estate nor any nonliquid interests in real estate investment trusts;

(2)

Buy shares of other investment companies that redeem their shares. A Fund can buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (that is, 10%) of the total assets of the Fund in these shares;

(3)

Lend money or other assets, other than through certain limited types of loans; the Fund may buy debt securities and other obligations consistent with its objectives and other investment policies and restrictions; it may also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above;

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)	Invest for the purpose of exercising control or management of other companies;

(5)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(6)

Sell securities short (unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(7)	Engage in the underwriting of securities, that is, the selling of securities of other issuers;

(8)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act, if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer; Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Accumulative Fund and Waddell & Reed Advisors Bond Fund may not buy securities of companies in any one industry if more than 25% of that Fund's total assets would then be invested in companies in that industry;

(9)

Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(10)	Invest more than 5% of all of the Fund's total assets in securities issued by foreign governments;

(11)	Borrow money; or

(12)	Issue senior securities.

The following investment restrictions are not fundamental, or are operating, and may be changed by the Board of Directors without shareholder approval:

(1)

At least 80% of Waddell & Reed Advisors Bond Fund's net assets will be invested during normal market conditions in bonds. The Fund will notify Fund shareholders at least 60 days prior to a change in the 80% investment policy. Waddell & Reed Advisors Bond Fund may not purchase any securities other than debt securities if, as a result, more than 10% of the value of the Fund's total assets would consist of such other securities. This 10% limit does not include (1) any securities required to be sold as promptly as practicable after conversion of convertible debt securities or exercise of warrants, as set forth below, or (2) premiums paid or received by the Fund as to those put and call options that the Fund is permitted to use, the value of any put or call options or futures contracts held by it or the amount of initial or variation margin deposits as to those puts, calls or futures contracts that it is permitted to use. The Fund may convert convertible debt securities and exercise warrants provided that, if as a result of conversion or exercise and/or as a result of warrants becoming separately salable more than 10% of the Fund's total assets consists of non-debt securities, sufficient non-debt securities will be sold as promptly as practicable to reduce the percentage of such non-debt securities held by the Fund to 10% or less of its total assets, less the amounts set forth in (2) above.

(2)

Under normal market conditions, Waddell & Reed Advisors Science and Technology Fund will invest at least 80% of its net assets in the securities of science and technology companies or companies that benefit from the application of science and/or technology. The Fund will notify Fund shareholders at least 60 days prior to a change in the 80% investment policy.

(3)

Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund do not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments. Waddell & Reed Advisors Bond Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 20% of its total assets would consist of such investments.

(4)

Each of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Core Investment Fund may not invest more than 20% of its net assets in foreign securities.

Waddell & Reed Advisors Science and Technology Fund may invest without limitation in foreign securities.

(5)

Each Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments. (Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.)

(6)	Each Fund does not currently intend to invest more than 5% of its total assets in the securities of other investment companies.

(7)

Each Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(8)

To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, that is, exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

(9)

Each Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(10)	Each Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rate for Waddell & Reed Advisors Bond Fund for the fiscal years ended September 30, 2007 and September 30, 2006 was 32% and 53%, respectively.

The portfolio turnover rate for Waddell & Reed Advisors Accumulative Fund for the fiscal years ended June 30, 2007 and June 30, 2006 was 67% and 39%, respectively.

The portfolio turnover rate for Waddell & Reed Advisors Core Investment Fund for the fiscal years ended June 30, 2007 and June 30, 2006 was 118% and 63%, respectively.

The portfolio turnover rate for Waddell & Reed Advisors Science and Technology Fund for the fiscal years ended June 30, 2007 and June 30, 2006 was 68% and 92%, respectively.

In general, a high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and could generate taxable gain or loss.

Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

         Publicly Available Portfolio Holdings

A Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Waddell & Reed website. This information may be a Fund's complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as a Fund's top ten portfolio holdings posted on the Waddell & Reed website (approximately 30 days after quarter-end).

         Non-Public Portfolio Holdings

The Policy allows the disclosure of a Fund's non-public portfolio holdings for a Fund's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (for example, a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality.

A Fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Fund and current and prospective clients of WRIMCO (or its affiliate), provided that:

  The recipient requests such information from WRIMCO (or its affiliate);
  The individual receiving the request, in conjunction with the Fund's Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;
  The individual receiving the request obtains prior approval from the Legal Department;
  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of the Fund or any other fund managed by WRIMCO or its affiliate holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and
  No compensation is received by the Fund, WRIMCO or any other party in connection with the disclosure of information about portfolio securities.

The Policy provides that attribution reports containing only sector and/or industry breakdown for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

In determining whether there is a legitimate business purpose for making disclosure of a Fund's non-public portfolio holdings information, the Fund's CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or Waddell & Reed or its affiliates. As part of the annual review of a Fund's compliance policies and procedures, the Fund's CCO will report to the Board of Directors regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Waddell & Reed Investment Management Company
Waddell & Reed Services Company
Waddell & Reed, Inc.
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Financial Times Interactive Data

Pursuant to a custodian contract, each Fund has selected UMB Bank, n.a. as custodian for its securities and cash. As custodian, UMB Bank, n.a. maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by the custodian. Each Fund's subcustodian, Citibank, N.A., serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard & Poor's
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek
Institutional Shareholder Services

A Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research agencies listed above for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities
A.G. Edwards & Sons, Inc.
Advest, Inc.
American Technology Research
Bank of America Securities, LLC
Bank of New York
Bank of Oklahoma
Barrington Research
BB & T Capital Markets
Bear Stearns & Co.
Belle Haven Investments, L.P.
Bergen Capital, Inc.
BMO Capital Markets
BNP Paribas Securities Corp.
BNY Capital Markets
BOSC, Inc.
Broadpoint Securities
Canaccord Adams
Cantor Fitzgerald and Co.
Caris and Company
Citigroup Global Markets, Inc.
Commerce Bank
Cowen & Company
Crews & Associates, Inc.
CRT Capital Group, LLC
Credit Suisse First Boston, LLC
Credit Suisse Securities, LLC
D.A. Davidson
Deutsche Bank, AG
Empirical Research Partners
Fidelity Capital Markets
Fifth Third Securities, Inc.
First Albany Capital, Inc.
First Analysis Securities Corp.
Friedman, Billings, Ramsey & Co.
FTN Financial Capital Markets
George K. Baum & Company
Griffin, Kubik, Stephens & Thompson, Inc.
GMS Group, LLC
Goldman Sachs & Co.
Hanifen, Imhoff, Inc.
Hibernia Southcoast Capital, Inc.
Howard Weil, Inc.
Indie Research, LLC
International Strategy & Investment Group
Jefferies Group, Inc.
JMP Securities
JP Morgan Securities, Inc.
Kaufman Brothers
Keefe, Bryette & Woods, Inc.
KeyBanc Capital Markets
Leerink Swann & Co
Lehman Brothers, Inc.
Longbow Research
Majestic Research
Merrill Lynch Pierce Fenner & Smith
Mesirow Financial, Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
M.R. Beal and Co.
Nollenberger Capital Partners
Northland Securities
Off The Record Research
Pacific Crest
Piper Jaffray & Co.
Prudential Equity Group
Raymond James & Associates, Inc.
RBC Capital Markets
RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Roth Capital Partners
RW Presspitch & Co., Inc.
Sandler O'Neill
Sanford C. Bernstein
Sidoti & Company, LLC
Southwest Securities, Inc.
Stanford Washington Research Group
Stifel, Nicolaus & Co.
Think Equity Partners
Thomas Weisel Partners
UBS Investment Bank
United Capital Markets
W.H. Mell Associates, Inc.
Wachovia Securities, LLC
Wedbush Morgan Securities
William Blair & Co.
(B.C.) Ziegler & Company

Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund. No compensation is received by the Fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

Each Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Corporation is governed by its Board of Directors (Board). Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Corporation is part of the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios) and W&R Target Funds, Inc. (25 portfolios). The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) (12 portfolios) and Ivy Funds, a Massachusetts business trust (17 portfolios).

Following is a list of the members of the Board and the principal officers of the Funds. The Board oversees the operations of the Funds, and is responsible for the overall management and supervision of the affairs of the Funds in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the funds in the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a director of W&R Target Funds, Inc. Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

David P. Gardner serves as Independent Chair of the Board and of the board of directors of the other funds in the Advisors Fund Complex.

Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

         Disinterested Directors

The following table provides information regarding each Disinterested Director.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	Fund: 2007 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present); Member of Kansas Board of Regents (2007 to present)	78

Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Trustee, Kansas Public Employees Retirement System;

Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	Director	Fund: 1997 Fund Complex: 1997	Professor of Law, Washburn Law School (1988 to present); Formerly, Dean, Washburn Law School (until 2001)	49	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Fund: 1997 Fund Complex: 1997	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	49	Advisory Director, UMB Northland Board (financial services); President, Liberty Memorial Association (WWI National Museum); Director, Northland Betterment Commission (community service)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director Independent Chairman	Fund: 1998 Fund Complex: 1998 Fund and Complex: 2006	Senior Advisor to the President, J. Paul Getty Trust (until 2006); Professor, University of Utah (until 2005)	49	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Director	Fund: 1998 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (real estate) (2007 to present)	78

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 88	Director	Fund: 1988 Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for the past five years); formerly, Chairman, Gilliland & Hayes (until 2003)	49	Director, Central Bank & Trust; Central Financial Corporation (financial services)
Albert W. Herman 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Fund: 2008 Fund Complex: 2008	Business Consultant and Director, Wellness Council of America (health care initiatives) (1996 to present); Baylor Health Care Foundation (health care) (1996 to present)	49	None
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director	Fund: 1971 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	49	Chairman and CEO, Wellness Council of America (health care initiatives); Member, Advisory Council of the Boy Scouts of America; Bank Assurance Partners (marketing insurance co. products)
Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 54	Director	Fund: 1996 Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, PC, a law firm (1980 to present)	49	Director, Columbian Bank & Trust; American Red Cross (social services); Director, Rockhurst University (education)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director	Fund: 1995 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	78	Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

         Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material. The address for each Interested Director and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Michael L. Avery Age: 54	Director	Fund: 2007 Fund Complex: 2007	CIO of WDR, WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)	49	Director of WDR, WRIMCO and IICO
Robert L. Hechler Age: 71	Director	Fund: 1998 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	24	None
Henry J. Herrmann Age: 65	President Director	Fund: 2001 Fund Complex: 2001 Fund: 1998 Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex	78	Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

         Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, each Fund's principal officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER OF FUND SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten Age: 39	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2006 2006 2007 2006	2006 2006 2007 2006

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (accounting services) (2001 to 2003)

Mara D. Herrington Age: 43	Vice President Secretary	2006 2006	2006 2006

Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)

Kristen A. Richards Age: 40	Vice President Assistant Secretary Associate General Counsel	2000 2006 2000	2000 2006 2000

Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Daniel C. Schulte Age: 42	Vice President General Counsel Assistant Secretary	2000 2000 2000	2000 2000 2000

Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)

Scott J. Schneider Age: 39	Vice President Chief Compliance Officer	2006 2004	2006 2004

Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

Committees of the Board of Directors

The Board has established the following standing committees: Audit Committee, Executive Committee and Nominating Committee. In addition, the Board has established a Special Compliance & Governance Committee and a Special Dilution & Distribution Committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee meets with the Fund's independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the semi-annual and annual audits of the Fund, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Fund's independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher, John F. Hayes, Glendon E. Johnson, Frank J. Ross, Jr. and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal year ended September 30, 2007, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), John A. Dillingham and Frank J. Ross, Jr. are the members of the Executive Committee. During the fiscal year ended September 30, 2007, the Executive Committee did not meet.

Nominating Committee. Among its responsibilities, the Nominating Committee evaluates, selects and recommends to the Board candidates for Disinterested Directors. The Nominating Committee will consider candidates recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this SAI. Such candidates will be considered with any other Director candidates. Glendon E. Johnson (Chair), John A. Dillingham, Joseph Harroz, Jr. and Eleanor B. Schwartz are the members of the Nominating Committee. During the fiscal year ended September 30, 2007, the Nominating Committee met seven times.

times.

The Board has authorized the creation of a valuation committee comprised of such persons as may be designated from time to time by WRSCO and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

         Ownership of Fund Shares
          (as of December 31, 2007)

The following tables provide information regarding shares of the Funds beneficially owned by each Director, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Director, within the Advisors Fund Complex. A Director may elect to defer all or a portion of his or her annual compensation, which amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as "beneficially owned" shares include any shares in which the Director's deferred compensation is deemed invested.

DISINTERESTED DIRECTORS

Director	Dollar Range of Shares Owned: Accumulative Fund	Dollar Range of Shares Owned: Bond Fund	Dollar Range of Shares Owned: Core Investment Fund
Jarold W. Boettcher	$10,001 to $50,000	$0	$0
James M. Concannon	$0	$0	$50,001 to $100,000
John A. Dillingham	$0	$1 to $10,000	$0
David P. Gardner	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$10,001 to $50,000
John F. Hayes	$0	$0	over $100,000
Albert W. Herman*	$0	$0	$0
Glendon E. Johnson	$0	$0	$0
Frank J. Ross, Jr.	$10,001 to $50,000	$0	$10,001 to $50,000
Eleanor B. Schwartz	$0	$0	$10,001 to $50,000

Director	Dollar Range of Fund Shares Owned: Science and Technology Fund	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Jarold W. Boettcher	$0	over $100,000
James M. Concannon	$50,001 to $100,000	over $100,000
John A. Dillingham	$1 to $10,000	over $100,000
David P. Gardner	$50,001 to $100,000	over $100,000
Joseph Harroz, Jr.	over $100,000	over $100,000
John F. Hayes	$0	over $100,000
Albert W. Herman*	$0	$1 to $10,000
Glendon E. Johnson	$0	over $100,000
Frank J. Ross, Jr.	$10,001 to $50,000	over $100,000
Eleanor B. Schwartz	$0	over $100,000

INTERESTED DIRECTORS

Director	Dollar Range of Shares Owned: Accumulative Fund	Dollar Range of Shares Owned: Bond Fund	Dollar Range of Shares Owned: Core Investment Fund
Michael L. Avery	$0	$0	$0
Robert L. Hechler	$0	$0	over $100,000
Henry J. Herrmann	$0	$0	$0

Director	Dollar Range of Shares Owned: Science and Technology Fund	Aggregate Dollar Range of Fund Shares Owned of All Funds within the Advisors Fund Complex
Michael L. Avery	$0	Over $100,000
Robert L. Hechler	over $100,000	over $100,000
Henry J. Herrmann	$0	over $100,000

*Mr. Albert Herman became a Director on January 1, 2008. The information regarding his ownership of shares is as of January 2, 2008.

         Compensation

The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's net assets. During the fiscal year ended September 30, 2007, the Directors received the following fees for service as a director:

COMPENSATION TABLE

Disinterested Directors	Compensation from Accumulative Fund	Compensation from Bond Fund	Compensation from Core Investment Fund	Compensation from Science and Technology Fund	Total Compensation from Funds and Advisors Fund Complex[1]
Jarold W. Boettcher[2]	$ 1,353	$ 444	$ 2,797	$ 1,767	$ 19,625
James M. Concannon	8,056	2,655	16,743	10,259	115,000
John A. Dillingham	8,274	2,727	17,201	10,526	118,000
David P. Gardner[3]	10,374	3,418	21,591	13,209	148,000
Linda K. Graves[4]	6,631	2,187	13,796	8,404	94,375
Joseph Harroz, Jr.	7,398	2,436	15,430	9,413	105,500
John F. Hayes	7,650	2,520	15,908	9,726	109,000
Albert W. Herman[2]	0	0	0	0	0
Glendon E. Johnson	8,022	2,644	16,671	10,214	114,500
Frank J. Ross, Jr.	7,736	2,548	16,112	9,838	110,250
Eleanor B. Schwartz	8,274	2,727	17,201	10,526	118,000
Frederick Vogel III[4]	4,432	1,457	9,246	5,563	62,500

Interested Directors	Compensation from Accumulative Fund	Compensation from Bond Fund	Compensation from Core Investment Fund	Compensation from Science and Technology Fund	Total Compensation from Funds and Advisors Fund Complex[1]
Michael L. Avery[2]	$0	$0	$0	$0	$0
Robert L. Hechler	7,343	2,438	15,298	9,300	103,000	[5]
Henry J. Herrmann	0	0	0	0	0

1No pension or retirement benefits have been accrued as a part of Fund expenses.

2Mr. Albert Herman became a Director on January 1, 2008, Boettcher became a Director on May 23, 2007, and Mr. Avery became a Director on April 1, 2007.

3For 2007 Mr. Gardner received an additional fee of $45,000 for his services as Independent Chair of the Board of Directors of the Fund and of each other fund in the Advisors Fund Complex. For 2008 this fee is $55,000.

4Ms. Graves resigned as a Director effective July 1, 2007. Mr. Vogel resigned as a Director effective April 1, 2007 and has elected Director Emeritus status.

5Mr. Hechler is paid $98,449 from the Advisors Fund Complex. The remainder of his compensation for service as a Director is paid by Waddell & Reed or its affiliates.

The officers, including Mr. Herrmann, are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 78 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive.

A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director. For a Director initially elected to a Board of Directors of a fund within the Advisors Fund Complex before May 31, 1993, such annual fee is payable for the remainder of his or her lifetime. A Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director assumed Director Emeritus status, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. Henry L. Bellmon, William T. Morgan, Ronald K. Richey, Frederick Vogel III and Paul S. Wise retired as Directors of the Funds and of each of the funds in the Advisors Fund Complex and Ivy Funds, Inc. that were overseen by the Director at the time of his retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a Board of Directors of a fund in the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime.

The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Funds, for the fiscal year ended September 30, 2007.

Director Emeritus	Compensation from Accumulative Fund	Compensation from Bond Fund	Compensation from Core Investment Fund	Compensation from Science and Technology Fund	Total Compensation paid to Director Emeritus[1]
Henry L. Bellmon	$3,664	$1,212	$15,048	$2,476	$48,000
Jay B. Dillingham[2]	3,300	1,360	12,812	2,520	44,000
William T. Morgan	5,359	1,780	15,359	5,475	65,500
Ronald K. Richey	3,668	1,164	15,640	2,764	48,000
Frederick Vogel III[3]	2,704	908	5,608	3,504	39,250
Paul S. Wise	3,668	1,164	15,640	2,764	48,000

1The fees paid to each Director Emeritus are allocated among the funds that were overseen by the Director at the time the Director elected Emeritus status, based on each fund's net assets at that time.

2Mr. Dillingham held Director Emeritus status until his death in August, 2007.

3Mr. Vogel elected Director Emeritus status after he resigned from the Board on April 1, 2007.

Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed or any of its affiliates, and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild, and parent includes stepparent. See Purchase, Redemption and Pricing of Shares--Net Asset Value Purchases of Class A Shares for more information.

Code of Ethics

The Funds, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Funds, as of December 31, 2007, regarding the beneficial ownership of Fund shares.

		Shares owned
Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-----	------------	-------

Ameritrade Inc FEBO	Science and Technology Fund
Our Customers	Class Y	88,938	1.56%
Omaha NE 68103-2226

BAC Local Untion 15 Welfare	Core Investment Fund
c/o Michael Gauthier	Class Y	119,342	1.55%
Overland Park KS 66202-4084

William L Madison Trustee	Accumulative Fund
CPSP Johnson Madison Lmb Co	Class Y	39,262	6.16%
FBO Unallocated Assets
Qualified Profit Sharing Plan	Bond Fund
Great Falls MT	Class Y	83,691	1.80%

	Core Investment Fund
	Class Y	95,937	1.25%

JP Morgan Chase Bank Cust	Science and Technology Fund
Savings Plan	Class Y	523,151	9.19%
FBO Brown and Caldwell
Walnut Creek CA

T Rowe Price Retirement Plan	Science and Technology Fund
Services	Class Y	3,799,288	66.76%
FBO Retirement Plan Clients
Owings Mills MD

Charles Schwab & Co Inc	Science and Technology Fund
Special Custody A/C for the	Class Y	460,444	8.09%
Benefit of Customers
Attn: Mutual Funds
San Francisco CA

Board of Trustees	Core Investment Fund
Uniformed Fire Officers Association	Class Y	242,678	3.15%
FBO: The Annuity Fund
c/o GWFS Equities, Inc.
Englewood CO 80111-5002

UMB Bank as Custodian for	Bond Fund
W&R InvestEd Growth Portfolio	Class Y	1,154,841	24.81%
Master Account
c/o Dawn Anthony	Core Investment Fund
6300 Lamar Ave	Class Y	3,510,775	45.58%
Overland Park KS 66202

UMB Bank as Custodian for	Bond Fund
W&R InvestEd Balanced Portfolio	Class Y	3,092,833	66.45%
Master Account
c/o Dawn Anthony	Core Investment Fund
6300 Lamar Ave	Class Y	1,879,945	24.41%
Overland Park KS 66202

UMB Bank as Custodian for	Core Investment Fund
W&R InvestEd Conservative Portfolio	Class Y	337,688	4.38%
Master Account
c/o Dawn Anthony
6300 Lamar Ave
Overland Park KS 66202

Waddell & Reed Financial Inc.	Accumulative Fund
401(k) and Thrift Plan	Class Y	572,695	89.79%
6300 Lamar Avenue
Overland Park KS 66202	Bond Fund
	Class Y	308,639	6.63%

	Core Investment Fund
	Class Y	1,450,095	18.83%

	Science and Technology Fund
	Class Y	774,702	13.61%

As of December 31, 2007, all of the Directors and officers of the Funds, as a group, owned less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Funds have an Investment Management Agreement (the Management Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The Management Agreement obligates WRIMCO to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code), relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by each Fund and places the orders.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Advisors Fund Complex since each company's inception. WRIMCO also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO), until March 7, 2005 known as Waddell & Reed Ivy Investment Company, an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

The Management Agreement was renewed as to each Fund by the Board, including a majority of the Disinterested Directors, at the meeting held August 15, 2007, and will continue in effect for the period from October 1, 2007, through September 30, 2008, unless sooner terminated. The Management Agreement provides that it may be renewed year to year as to each Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Funds or WRIMCO (the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Funds. The Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

         Payments by the Funds for Management Services

Under the Management Agreement, for WRIMCO's management services, Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund each pay WRIMCO a fee as described in the applicable Prospectus. The Funds accrue and pay this fee daily.

The management fees paid by Waddell & Reed Advisors Bond Fund to WRIMCO during the Fund's fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $3,474,493, $3,385,739 and $3,568,300, respectively.

The management fees paid by Waddell & Reed Advisors Accumulative Fund to WRIMCO during the Fund's fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $13,502,623, $13,657,473 and $13,373,475, respectively.

The management fees paid by Waddell & Reed Advisors Core Investment Fund to WRIMCO during the Fund's fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $25,958,061, $25,782,945 and $25,790,581, respectively.

The management fees paid by Waddell & Reed Advisors Science and Technology Fund to WRIMCO during the Fund's fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $21,026,295, $20,606,130 and $17,907,269, respectively.

For purposes of calculating the daily fee each Fund does not include money owed to it by Waddell & Reed for shares sold but not yet paid to the Fund.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

Effective September 1, 2006, the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares was revised so that each Fund pays WRSCO an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WRSCO has agreed to reduce those fees if the number of total Fund accounts within the Complex reaches certain levels. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WRSCO has agreed to reduce its per account fees charged to the Funds to $6.00 per account, with the Funds bearing the remainder of the costs charged by the financial services companies (which historically has averaged $6.00 per account but could be $20.00, or higher, per account).

For Class Y shares, each of the Funds pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of each Fund for the preceding month.

Fees paid to WRSCO under the Shareholder Servicing Agreement during the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were as follows:

	2007	2006	2005
Accumulative Fund	$2,700,478	$2,933,490	$3,094,122
Core Investment Fund	5,764,049	6,260,912	6,846,375
Science and Technology Fund	4,414,661	4,507,025	4,578,968

Fees paid to WRSCO under the Shareholder Servicing Agreement for Bond Fund during the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $1,317,703, $1,300,325 and $1,286,917, respectively.

Each Fund, or WRIMCO (including any affiliate of WRIMCO), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account. These payments range from an annual fee of $12.00 to $20.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month.

The Funds also pay certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or WRSCO. Out-of-pocket expenses of WRSCO paid during the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were as follows:

	2007	2006	2005
Accumulative Fund	$1,164,828	$1,023,510	$1,184,207
Core Investment Fund	1,952,236	2,128,278	2,454,608
Science and Technology Fund	1,459,768	1,520,984	1,647,131

Out-of-pocket expenses of WRSCO paid by Bond Fund during the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $432,550, $456,450 and $512,960, respectively.

Accounting Services

Under the Accounting Services Agreement entered into between the Corporation and WRSCO, WRSCO provides the Corporation with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting Services Agreement, each Fund pays WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month				Monthly Fee
$0	-	$10	million	$0
$10	-	$25	million	$958
$25	-	$50	million	$1,925
$50	-	$100	million	$2,958
$100	-	$200	million	$4,033
$200	-	$350	million	$5,267
$350	-	$550	million	$6,875
$550	-	$750	million	$8,025
$750	-	$1.0	billion	$10,133
$1.0 billion and over				$12,375

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

Fees paid to WRSCO for accounting services by Waddell & Reed Advisors Bond Fund for the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $170,552, $168,766 and $172,534, respectively.

Fees paid to WRSCO for accounting services by Waddell & Reed Advisors Accumulative Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $259,637, $259,751 and $259,637, respectively.

Fees paid to WRSCO for accounting services by Waddell & Reed Advisors Core Investment Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $259,637, $259,637 and $259,637, respectively.

Fees paid to WRSCO for accounting services by Waddell & Reed Advisors Science and Technology Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $259,637, $259,751 and $259,637, respectively.

Since the Funds pay a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Funds' Directors and officers who are affiliated with WRIMCO and its affiliates. The Funds pay the fees and expenses of the Funds' other Directors.

Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described in the section entitled Compensation to Broker Dealers and other Financial Intermediaries below, and in the Prospectus. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed and its affiliate, Legend Equities Corporation (Legend), and third-party selling broker-dealers. Waddell & Reed may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Each Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Corporation, Waddell & Reed offers each Fund's shares through its financial advisors and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares.

Under the Distribution and Service Plan (the Plan) for Class A shares adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Funds, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts. The Class A Plan permits Waddell & Reed to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed to be reimbursed for amounts it expends: in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of each Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of each Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell Class A shares of each Fund, and may regularly provide shareholder services and/or maintain shareholder accounts with respect to Class A shares.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Bond Fund under the Class A Plan for the fiscal year ended September 30, 2007 were $1,468,367 for service fees and $26,090 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Accumulative Fund under the Class A Plan for the fiscal year ended June 30, 2007 were $4,491,230 for service fees and $65,096 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Core Investment Fund under the Class A Plan for the fiscal year ended June 30, 2007 were $9,694,951 for service fees and $154,420 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Science and Technology Fund under the Class A Plan for the fiscal year ended June 30, 2007 were $5,865,175 for service fees and $120,087 for distribution fees, respectively.

Under the Plans adopted by the Funds for Class B shares and Class C shares, respectively, each Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Bond Fund under the Class B Plan for the fiscal year ended September 30, 2007 were $82,951 for service fees and $248,854 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Accumulative Fund under the Class B Plan for the fiscal year ended June 30, 2007 were $148,164 for service fees and $444,491 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Core Investment Fund under the Class B Plan for the fiscal year ended June 30, 2007 were $199,693 for service fees and $599,078 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Science and Technology Fund under the Class B Plan for the fiscal year ended June 30, 2007 were $197,922 for service fees and $593,766 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Bond Fund under the Class C Plan for the fiscal year ended September 30, 2007 were $31,616 for service fees and $94,849 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Accumulative Fund under the Class C Plan for the fiscal periods ended June 30, 2007 were $43,835 for service fees and $131,506 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Core Investment Fund under the Class C Plan for the fiscal periods ended June 30, 2007 were $55,196 for service fees and $165,587 for distribution fees, respectively.

Fees paid (or accrued) as service fees and distribution fees by Waddell & Reed Advisors Science and Technology Fund under the Class C Plan for the fiscal periods ended June 30, 2007 were $39,131 for service fees and $117,392 for distribution fees, respectively.

The only Directors or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plans are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Funds. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

To the extent that Waddell & Reed incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

Each Plan was approved by the Board, including the Directors who are not interested persons of the Funds and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Directors). Each Fund's Class A Plan was also approved by the affected shareholders of the Fund.

Among other things, each Plan provides that (1) Waddell & Reed will provide to the Directors of the Corporation at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

         Compensation to Broker Dealers and other Financial Intermediaries

All classes of the Fund are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases as described below and in the Prospectus, Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Waddell & Reed, Waddell & Reed (or its affiliate) may pay 0.50% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay 1.00% of net assets invested; and 4) for the purchase of Class Y shares, Waddell & Reed (or its affiliate) may pay 0.25% of net assets invested.

As well, Waddell & Reed may have selling agreements with financial intermediaries which provide for Waddell & Reed to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. Waddell & Reed makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to Waddell & Reed are funded out of WRIMCO and IICO's net income, respectively.

Sales Charges for Class A Shares

Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher of lower than the percentage stated.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed may pay Legend and unaffiliated broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $1,999,999.99
0.80% - Sales of $2.0 million to $2,999,999.99
0.50% - Sales of $3.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

Custodial and Auditing Services

The Funds' custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Funds' cash and securities. Deloitte & Touche LLP, located at 1100 Walnut, Suite 3300, Kansas City, Missouri, the Funds' independent registered public accounting firm, audits the Funds' financial statements.

Portfolio Managers

The following tables provide information relating to the portfolio managers of Accumulative Fund, Core Investment Fund and Science and Technology Fund as of June 30, 2007:

Barry M. Ogden--Accumulative Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,285	$0	$1.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Erik Becker--Core Investment Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,327.7	$111.8	$427
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gustaf Zinn--Core Investment Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,327.7	$111.8	$429.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Zach Shafran--Science and Technology Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,543	$2.2	$2.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The following tables provide information relating to the portfolio manager of Bond Fund as of September 30, 2007:

James C. Cusser --Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	30
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$ 1,481.5	$ 0	$ 502.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 0	$ 0	$ 0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

In addition, WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

WRIMCO believes that, integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of a portfolio manager's bonus is based upon a three-year period, and half is based upon a one year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Ownership of Securities

As of June 30, 2007, the dollar range of shares of the Funds beneficially owned by the following portfolio managers is as follows:

Manager	Fund Managed	Dollar Range of Shares Owned in the Fund	Dollar Range of Shares Owned in the Fund Complex
Barry Ogden	Accumulative Fund	$1 to $10,000	$100,001 to $500,000
Erik R. Becker	Core Investment Fund	$0	$100,001 to $500,000
Gustaf C. Zinn	Core Investment Fund	$10,001 to $50,000	$100,001 to $500,000
Zachary Shafran	Science and Technology Fund	$0	$500,001 to $1,000,000

As of September 30, 2007, the dollar range of shares of Bond Fund beneficially owned by the portfolio manager is:

Manager	Fund Managed	Dollar Range of Shares Owned in the Fund	Dollar Range of Shares Owned in the Fund Complex
James C. Cusser	Bond Fund	$1 to $10,000	over $100,000

A portion of each portfolio manager's compensation is held in a deferred account, and may be deemed to be invested in funds within the Fund Complex.

As of June 30, 2007, the dollar range of shares deemed owned by the following portfolio managers is as follows:

Manager	Fund Managed	Dollar Range of Shares Deemed Owned in the Fund	Dollar Range of Shares Deemed Owned in the Fund Complex
Barry Ogden	Accumulative Fund	$0	$100,001 to $500,000
Erik R. Becker	Core Investment Fund	$50,001 to $100,000	$50,001 to $100,000
Gustav C. Zinn	Core Investment Fund	$0	$50,001 to $100,000
Zachary Shafran	Science and Technology Fund	$0	$500,001 to $1,000,000

As of September 30, 2007, the dollar range of shares of Bond Fund deemed owned by the portfolio manager is:

Manager	Fund Managed	Dollar Range of Shares Owned in the Fund	Dollar Range of Shares Owned in the Fund Complex
James C. Cusser	Bond Fund	$50,001 to $100,000	over $100,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages a Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO and/or IICO, an affiliate of WRIMCO, may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Ivy Family of Funds or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO and/or IICO. WRIMCO and/or IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO and/or IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO and/or IICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that within a group having a small cap-related investment objective, a mid-cap-related investment objective, or an international investment objective, shares are allocated on a flexible rotational basis based on the portfolio manager's review of various factors, including but not limited to the profit spread of previously allocated IPOs, investment strategies and policies of the fund or advisory account, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (generally, prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

Research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO. WRIMCO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits WRIMCO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

During the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005, Waddell & Reed Advisors Bond Fund paid brokerage commissions of $0, $26 and $0, respectively.

During the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, Waddell & Reed Advisors Accumulative Fund paid brokerage commissions of $2,503,416, $1,972,387 and $2,990,681, respectively.

During the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, Waddell & Reed Advisors Core Investment Fund paid brokerage commissions of $10,495,006, $6,634,609 and $5,399,926, respectively.

During the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, Waddell & Reed Advisors Science and Technology Fund paid brokerage commissions of $5,303,862, $7,245,374 and $7,716,364, respectively.

These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker or buys from a broker securities owned by the broker.

During the fiscal year ended September 30, 2007 Waddell & Reed Advisors Bond Fund had no transactions and commissions with brokers who provided research services.

For Waddell & Reed Advisors Accumulative Fund, during the Fund's fiscal year ended June 30, 2007 the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution totaled $1,899,936,868, on which $2,080,286 in brokerage commissions were paid.

For Waddell & Reed Advisors Core Investment Fund, during the Fund's fiscal year ended June 30, 2007 the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution totaled $8,779,740,304, on which $9,597,456 in brokerage commissions were paid.

For Waddell & Reed Advisors Science and Technology Fund, during the Fund's fiscal year ended June 30, 2007 the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution totaled $2,529,079,213, on which $4,265,937 in brokerage commissions were paid.

These transactions were allocated to these brokers by the internal allocation procedures described above.

As of June 30, 2007, Waddell & Reed Advisors Accumulative Fund owned Bank of America Corporation, Citigroup Inc., Goldman Sachs Group, Inc. (The), Merrill Lynch & Co., Inc. and UBS AG securities in the aggregate amounts of $25,667,250, $25,645,000, $21,675,000, $25,491,900, and $20,403,400, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

As of June 30, 2007, Waddell & Reed Advisors Core Investment Fund owned Goldman Sachs Group, Inc. (The), J.P. Morgan Chase & Co., Merrill Lynch & Co., Inc., and UBS AG securities in the aggregate amounts of $86,266,500, $133,227,810, $75,347,370 and $120,507,573, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs, & Co., a regular broker of the Fund. J.P. Morgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

Proxy Voting Policy

The Funds have delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed – If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

Each Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Fund were voted during the most recent 12-month period ended June 30, 2007, is available on Waddell & Reed's website, www.waddell.com, and on the SEC's website at http://www.sec.gov.

CAPITAL STOCK

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each Fund offers four classes of its shares: Class A, Class B, Class C and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing Directors until such time as less than a majority of Directors holding office have been elected by shareholders, at time which the Directors then in office will call a shareholders' meeting for the election of Directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the shareholders of record of not less than 10% of that Fund's outstanding shares.

Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of all of the four Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

         Minimum Initial and Subsequent Investments

For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds (or, for clients of Waddell & Reed and Legend, a fund in the Ivy Family of Funds). A $50 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. Shareholders purchasing through payroll deduction may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

Waddell & Reed has the right not to accept any purchase order for the Funds' shares. Certificates are not issued for shares. Shareholdings are recorded exclusively on the Funds' books.

Reduced Sales Charges (Applicable to Class A shares only)

         Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution).
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or taxpayer identification number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example you own the entire business); trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (a "qualified plan") that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your respective individual retirement accounts (IRAs) or salary reduction plan accounts under Section 457 of the Code may be grouped, provided that such purchases are subject to a sales charge, or Section 403(b) tax sheltered accounts may be grouped, as well as your or your spouse's Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management, Inc. are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

         Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and shares of Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or shares of Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. that were acquired by exchange of another Waddell & Reed Advisors Fund Class A shares or Waddell & Reed InvestEd Portfolios, Inc. shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares are taken into account.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of the funds in the Ivy Family of Funds, except shares of Ivy Money Market Fund (unless acquired by exchange of Class A shares of another Ivy Family Fund on which a sales charge was paid or acquired as a dividend or other distribution on such acquired shares).

Net Asset Value Purchases of Class A Shares

Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any employee benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

Purchases of Class A shares in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and segregated from any other retirement plan assets, may be made at NAV.

Purchases of Class A shares by shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees may be made at NAV.

Purchases of Class A shares in retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs, may be made at NAV.

Purchases of Class A shares by shareholders/participants reinvesting, into any non-retirement account in a Fund they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, may be made at NAV, provided such reinvestment is made within 60 days of receipt of the required minimum distribution.

Purchases of Class A shares by clients investing via a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers, Inc.) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds; or you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

         1. a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash once within a twelve-month period. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in a capital gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds

         Class A Share Exchanges

Once a sales charge has been paid on Class A shares of a fund in the Waddell & Reed Advisors Funds or on shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, on Class A shares of any fund in the Ivy Family of Funds (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund in the Waddell & Reed Advisors Funds or shares of Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Ivy Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of the fund into which you want to exchange.

You may exchange Class A shares you own in another fund in the Waddell & Reed Advisors Funds or shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Ivy Family of Funds for Class A shares of a Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may be one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid.

Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of a Fund (or into Class B or Class C shares of a Fund in certain situations, as noted below) or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A (or Class B or Class C, as applicable) shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Exchanges of shares from Waddell & Reed Advisors Cash Management, Inc. ("money market fund shares") are subject to any sales charge applicable to the Waddell & Reed Advisors Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

         Class B Share Exchanges

You may exchange Class B shares of a Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

The redemption of a Fund's Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of a Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of that fund and meet other criteria. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class C Share Exchanges

You may exchange Class C shares of a Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

The redemption of a Fund's Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of a Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class Y Share Exchanges

Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds that offers Class Y shares and, for clients of Waddell & Reed and Legend, for Class I shares of any fund in the Ivy Family of Funds that offers Class I shares, or for Class A shares of Waddell & Reed Advisors Cash Management, Inc.

         General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds may be sold only within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands.

The exchange will be made at the NAVs next determined after receipt of your request in good order by the Fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

An exchange is considered a taxable event and may result in a capital gain or a capital loss for tax purposes.

Redemption Fee/Exchange Fee

Subject to the exceptions described below, to discourage the use of the Funds as a vehicle for excessive short-term trading, each Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange any class of shares of the Fund after holding the shares fewer than 5 days. This fee also applies to Class A shares purchased without a sales charge. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

The Fund's redemption fee will not be assessed against:

         1. certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Fund, sufficient information to impose a redemption fee on their customers' accounts

         2. (i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 days of a retirement plan participant's defaulted investment in a Fund that constitutes a qualified default investment alternative; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains)

         3. shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

         4. shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund's behalf.

         5. redemptions of shares purchased through the Automatic Investment Service (AIS)

         6. redemptions made through the Service

         7. redemptions of shares purchased through the Funds Plus service.

Additionally, the Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers Custodial Account Agreements or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of the Funds (or shares of certain other funds in the Waddell & Reed Advisors Funds or for clients of Waddell & Reed and Legend, shares of certain funds in the Ivy Family of Funds). The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each year up to 100% of his or her earned income, up to the Annual Dollar Limit that year (provided the investor has not reached age 70 1/2). The Annual Dollar Limit is $4,000 for 2007 and $5,000 for 2008. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $1,000. For a married couple, the maximum annual contribution is the sum of the couple's separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor's (or the couple's) adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $156,000 for 2007 ($159,000 for 2008) is not affected by his or her spouse's active participant status.

An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer's retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple's separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate Federal income tax return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Coverdell Education Savings Accounts (formerly, Education IRAs). Although not for retirement savings, a Coverdell Education Savings Account (ESA) provides a vehicle for saving for a child's education. An ESA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2,000 to an ESA (or to each of multiple ESAs), provided that no more than $2,000 may be contributed for any year to ESAs for the same beneficiary, excluding rollover and transfer contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

Simplified Employee Pension (SEP) Plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees' retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE IRA Plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

Owner-Only Keogh Plans. A Keogh plan, which is available to self-employed individuals and their spouses, or one or more partners and their spouses, is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $46,000 for 2008.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)/TSAs - Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or a certain type of tax-exempt organization, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. A Roth 403(b) contribution option may also be available.

Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $15,500 of compensation for 2008, which may be increased in $500 increments for a year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $5,000 for 2008, and thereafter may be adjusted for inflation in $500 increments for a year. A Roth 401(k) contribution option may be available on a qualified 401(k) Plan.

More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Reinvestment Privilege

Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once each calendar year as to Class A shares of a Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of the Fund. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 days after your redemption request was received. You can do this only once each calendar year as to Class B shares, once each calendar year as to Class C shares, and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA..

The reinvestments described above must be made into the same Fund, account and class of shares from which it had been redeemed.

Mandatory Redemption of Certain Small Accounts

Each Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $500. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

The NAV of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, the Fund's underwriter. The price makeup as of June 30, 2007, which is the date of the most recent balance sheet for the Waddell & Reed Advisors Accumulative, Waddell & Reed Advisors Core Investment and Waddell & Reed Advisors Science and Technology Funds incorporated into this SAI by reference, were as follows:

         Waddell & Reed Advisors Accumulative Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$8.42
Add: selling commission (5.75% of offering price)	.51
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$8.93
====

         Waddell & Reed Advisors Core Investment Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$6.64
Add: selling commission (5.75% of offering price)	.41
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$7.05
====

         Waddell & Reed Advisors Science and Technology Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$12.53
Add: selling commission (5.75% of offering price)	.76
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$13.29
====

The price makeup for Waddell & Reed Advisors Bond Fund as of September 30, 2007, which is the date of the most recent balance sheet for this Fund incorporated into this SAI by reference, was as follows:

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$6.11
Add: selling commission (5.75% of offering price)	0.37
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$6.48
====

The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

Waddell & Reed need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, and certain swap agreements are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board.

Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing purchase price or the asked price.

When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUNDS

General

Each Fund has qualified since its inception for treatment as a regulated investment company under the Code (RIC), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (Distribution Requirement) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a "qualified publicly traded partnership" (QPTP) (Income Requirement); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) its shareholders would treat all those distributions, including distributions of net capital gains, as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for noncorporate shareholders, the part thereof that is "qualified dividend income" would be subject to Federal income tax at the rate for net capital gain -- a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in December of any year that are payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and other distributions will be taxed to the shareholders for the year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any excess distribution it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. However, distributions of PFIC income to shareholders are not "qualified dividend income" (as described in the Prospectus).

If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities, will be treated as qualifying income under the Income Requirement.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a call option it wrote, it will have short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses (that is, terminates without being exercised), the premium it received also will be short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts and "non-equity" options (that is, certain listed options, such as those on a "broad-based" securities index) in which the Funds may invest will be "Section 1256 contracts." Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a "mixed straddle" election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gain or loss, and the balance is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

OID Securities

The Fund may acquire taxable or municipal zero coupon municipal bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of municipal OID securities) the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because a Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement and, in the case of the former, to avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

UNDERWRITER

Waddell & Reed acts as principal underwriter and distributor of the Funds' shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Corporation (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for Class A shares of Bond Fund for the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $1,308,758, $1,525,250 and $1,597,335, respectively.

The dollar amounts of underwriting commissions for Class B shares of Bond Fund for the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $42,586, $74,872 and $103,700, respectively.

The dollar amounts of underwriting commissions for Class C shares of Bond Fund for the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $5,766, $4,536 and $2,502, respectively.

The amounts retained by Waddell & Reed for Bond Fund for the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were, in the aggregate, $507,428, $633,118 and $663,714, respectively.

The dollar amount of underwriting commissions for Class A shares of Accumulative Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $1,646,213, $2,611,698 and $2,458,351, respectively.

The dollar amount of underwriting commissions for Class B shares of Accumulative Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $69,876, $92,042 and $135,598, respectively.

The dollar amount of underwriting commissions for Class C shares of Accumulative Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $3,276, $1,393 and $2,774, respectively.

The amounts retained by Waddell & Reed for Accumulative Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were, in the aggregate, $688,305, $1,081,446 and $1,036,480, respectively.

The dollar amount of underwriting commissions for Class A shares of Core Investment Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $4,737,692, $4,743,532 and $4,562,843, respectively.

The dollar amount of underwriting commissions for Class B shares of Core Investment Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $87,753, $115,512 and $183,813, respectively.

The dollar amount of underwriting commissions for Class C shares of Core Investment Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $4,251, $2,199 and $2,867, respectively.

The amounts retained by Waddell & Reed for Core Investment Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were, in the aggregate, $1,954,970, $2,048,674 and $2,022,357, respectively.

The dollar amount of underwriting commissions for Class A shares of Science and Technology Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $3,268,127, $4,651,914 and $3,677,365, respectively.

The dollar amount of underwriting commissions for Class B shares of Science and Technology Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $94,554, $99,124 and $138,928, respectively.

The dollar amount of underwriting commissions for Class C shares of Science and Technology Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $3,148, $1,572 and $3,591, respectively.

The amounts retained by Waddell & Reed for Science and Technology Fund for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were, in the aggregate, $1,362,557, $1,917,394 and $1,541,626, respectively.

FINANCIAL STATEMENTS

The Funds' Financial Statements, including notes thereto and the reports of the independent registered public accounting firm for the periods listed below, are incorporated herein by reference. They are contained in the Funds' Annual Reports to Shareholders which are available upon request. The most current Shareholder Report for each of the Funds is: for Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund, the Annual Report to Shareholders dated June 30, 2007; and for Waddell & Reed Advisors Bond Fund, the Annual Report to Shareholders dated September 30, 2007.

Quarterly Portfolio Holdings

A complete schedule of a Fund's portfolio holdings for the first and third quarters of each fiscal year is filed with the SEC on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  Without charge, on the Fund's website at http://www.waddell.com.

APPENDIX A

The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the eligibility of securities for the Portfolios.

DESCRIPTION OF BOND RATINGS

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's (S&P) corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.         Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.         Nature of and provisions of the obligation;

3.         Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as Investment Grade ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. (Moody's). A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1.         Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.         Nature of, and provisions of, the issue;

3.         Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C -- A preferred stock rated C is a non-paying issue.

D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody's Investors Service, Inc. Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF NOTE RATINGS

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

--Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

The note rating symbols and definitions are as follows:

SP-1         Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3         Speculative capacity to pay principal and interest.

Moody's Investors Service, Inc. Moody's Short-Term Loan Ratings – Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Short-Term Credit ratings

Fitch Ratings-National Short-term Credit Ratings: F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D-Indicates actual or imminent payment default.

Notes to Short-term national rating:

+ or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

REGISTRATION STATEMENT

PART C

OTHER INFORMATION

23.    Exhibits: Waddell & Reed Advisors Funds, Inc.
         -----------------------------------------------

(a)	Articles of Incorporation, as amended, filed by EDGAR on April 18, 1995 as EX-99.B1-charter to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

Articles Supplementary as proposed, filed by EDGAR on April 18, 1995 as EX-99.B1-ufartsup to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

Articles Supplementary filed by EDGAR on September 16, 1999 as EX-99.B(a)ufartsup to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

Articles Supplementary filed by EDGAR on April 27, 2000 as EX-99.B(a)ufartsup to 1940 Act Amendment No. 32 to the Registration Statement on Form N-1A*

Articles of Amendment filed by EDGAR on June 28, 2000 as EX-99.B(a)ufartsup to Post-Effective Amendment No. 125 to the Registration Statement on Form N-1A*

Articles of Amendment filed by EDGAR on December 15, 2000 as EX-99.B(a)wraartamd to Post-Effective Amendment No. 126 to the Registration Statement on Form N-1A*

Articles of Amendment for Reallocation of Shares dated August 21, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(a)wraartamend to Post-Effective Amendment No. 130 to the Registration Statement on Form N-1A*

Articles Supplementary to the Articles of Incorporation, dated November 19, 2003, for Reallocation of Shares, filed by EDGAR on January 28, 2004 as EX-99.B(a)wraartsupp to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A*

(b)	Bylaws, as amended, filed by EDGAR on March 26, 1997 as EX-99.B2-ufbylaw to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A*

Amendment to Bylaws filed by EDGAR on April 1, 1999 as EX-99.B2-ufamend to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A*

Amendment to Bylaws filed by EDGAR on December 15, 2000 as EX-99.B(b)wrabylaw to Post-Effective Amendment No. 126 to the Registration Statement on Form N-1A*

Amendment to Bylaws dated November 19, 2003, filed by EDGAR on January 28, 2004 as EX-99.B(b)wrabylawamend to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A*

(c)	Articles Fifth and Seventh of the Articles of Incorporation and Articles I and IV of the Bylaws each define the rights of shareholders.

(d)

Investment Management Agreement, as amended and restated effective November 9, 2005, filed by EDGAR on Ooctober 27, 2006 as EX-99.B(d)wraima to Post-Effective Amendment No. 139 to the Registration Statement on Form N-1A*

Fee Schedule (Exhibit A) to the Investment Management Agreement, as amended effective October 8, 2007, filed by EDGAR on October 26, 2007 as EX-99.B(d)wraimafee to Post-Effective Amendment No. 141 to the Registration Statement on Form N-1A*

(e)	Underwriting Agreement, dated February 8, 1995, filed by EDGAR on April 18, 1995 as EX-99.B6-ufua to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

Amendment to Underwriting Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(e)wrauadel to Post-Effective Amendment No. 130 to the Registration Statement on Form N-1A*

(f)	Not applicable

(g)	Custodian Agreement, as amended, filed by EDGAR on April 27, 2000 as EX-99.B(h)ufca to 1940 Act Amendment No. 32 to the Registration Statement on Form N-1A*

Amendment to Custodian Agreement, dated July 1, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(g)wracaamend to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A*

Appendix A to the Custodian Agreement, as revised and effective March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)wracustappa to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A*. Appendix A for Waddell & Reed Advisors Funds, Inc. Accumulative Fund is being filed as a representative copy. The Appendix A to the Custodian Agreement for all funds in Waddell & Reed Advisors Funds, Inc. are identical.

Delegation Agreement, dated March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)wracadel to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A*. The Delegation Agreement for Waddell & Reed Advisors Funds, Inc. Accumulative Fund is being filed as a representative copy. The Delegation Agreements for all funds in Waddell & Reed Advisors Funds, Inc. are identical.

(h)	Shareholder Servicing Agreement, as amended August 22, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(h)wrassa to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A*

Amendment to the Shareholder Servicing Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(h)wrassadel to Post-Effective Amendment No. 130 to the Registration Statement on Form N-1A*

Compensation Table (Exhibit B) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on December 21, 2001 as EX-99.B(h)wrassacomp to Post-Effective Amendment No. 129 to the Registration Statement on Form N-1A*

Exhibit C, Fidelity Bond, to the Shareholder Servicing Agreement, effective December 31, 2007, attached hereto as EX-99.B(h)ssaexc

Accounting Services Agreement as amended and restated and effective July 1, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(h)wraasa to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A*

Service Agreement filed by EDGAR on August 11, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A*

Amendment to Service Agreement filed by EDGAR on April 18, 1995 as EX-99.B9-ufsaa to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

Class Y Letter of Understanding filed by EDGAR on March 28, 1996 as EX-99.B9-uflou to the Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A*

(i)	Opinion and Consent of Counsel attached hereto as EX-99.B(i)wralegopn

(j)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, attached hereto as EX-99.B(j)wraconsnt

(k)	Not applicable

(l)	Not applicable

(m)	Distribution and Service Plan, as amended, filed by EDGAR on January 29, 1999 as EX-99.B15-ufd&spca to Post-Effective Amendment No. 122 to the Registration Statement on Form N-1A*

Distribution and Service Plan for Class B shares filed by EDGAR on September 16, 1999 as EX-99.B(m)ufdspb to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

Distribution and Service Plan for Class C shares filed by EDGAR on September 16, 1999 as EX-99.B(m)ufdspc to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

(n)	Multiple Class Plan, as revised March 1, 2006, filed by EDGAR on October 27, 2006 as EX-99.B(n)wramcp to the Post-Effective Amendment No. 139 to the Registration Statement on Form N-1A*

(o)	Not applicable

(p)	Code of Ethics, as revised August 2007, filed by EDGAR on October 26, 2007 as EX-99.B(p)code to Post-Effective Amendment No. 141 to the Registration Statement on Form N-1A*

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on October 31, 2003 as EX-99.B(p)code-so to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A*

24.    Persons Controlled by or under common control with Registrant
         -------------------------------------------------------------

         None

25.    Indemnification
         ---------------

Reference is made to Article SEVENTH paragraph 6(b) through 6(f) of the Articles of Incorporation, as amended, filed April 18, 1995 as EX-99.B1-charter to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*; Article IX of the Bylaws, as amended, filed by EDGAR on December 15, 2000 as EX-99.B(b)wrabylaw to Post-Effective Amendment No. 126 to the Registration Statement on Form N-1A*; and to Article IV of the Underwriting Agreement filed April 18, 1995 as EX-99.B6-ufua to Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*, each of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.         Business and Other Connections of Investment Manager
         ----------------------------------------------------

Waddell & Reed Investment Management Company (WRIMCO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

27.     Principal Underwriter
         ---------------------

(a)	Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
W&R Target Funds, Inc.
Waddell & Reed InvestEd Portfolios, Inc.

(b)	The information contained in the underwriter's application on Form BD, as filed on January 15, 2008 SEC No. 8-27030 under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.         Location of Accounts and Records
         --------------------------------

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is 6300 Lamar Avenue, Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.    Management Services
         -------------------

There is no service contract other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items 23(h) and 23(m) hereof.

30.    Undertaking
         -----------

Not applicable

---------------------------------
*Incorporated herein by reference

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED ADVISORS CASH MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC., WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC., WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS GLOBAL BOND FUND, INC., WADDELL & REED ADVISORS HIGH INCOME FUND, INC., WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC., WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC., WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT SHARES, INC., WADDELL & REED ADVISORS SELECT FUNDS, INC., WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VANGUARD FUND, INC. AND WADDELL & REED INVESTED PORTFOLIOS, INC. (each hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint HENRY J. HERRMANN, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: November 28, 2007

/s/David P. Gardner	Chairman and Director
David P. Gardner

/s/Henry J. Herrmann	Director
Henry J. Herrmann

/s/Michael L. Avery	Director
Michael L. Avery

/s/Jarold W. Boettcher	Director
Jarold W. Boettcher

/s/James M. Concannon	Director
James M. Concannon

/s/John A. Dillingham	Director
John A. Dillingham

/s/Joseph Harroz, Jr.	Director
Joseph Harroz, Jr.

/s/John F. Hayes	Director
John F. Hayes

/s/Robert L. Hechler	Director
Robert L. Hechler

/s/Glendon E. Johnson	Director
Glendon E. Johnson

/s/Frank J. Ross, Jr.	Director
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz	Director
Eleanor B. Schwartz

Attest:

/s/Kristen A. Richards
Kristen A. Richards
Assistant Secretary

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 28th day of January, 2008.

WADDELL & REED ADVISORS FUNDS, INC.
(Registrant)

By /s/ Henry J. Herrmann
Henry J. Herrmann, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title

/s/David P. Gardner*	Chairman and Director
David P. Gardner

/s/Henry J. Herrmann	President and Director
Henry J. Herrmann

/s/Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/s/Michael L. Avery*	Director
Michael L. Avery

/s/Jarold W. Boettcher*	Director
Jarold W. Boettcher

/s/James M. Concannon*	Director
James M. Concannon

/s/John A. Dillingham*	Director
John A. Dillingham

/s/Joseph Harroz, Jr.*	Director
Joseph Harroz, Jr.

/s/John F. Hayes*	Director
John F. Hayes

/s/Robert L. Hechler*	Director
Robert L. Hechler

/s/Glendon E. Johnson*	Director
Glendon E. Johnson

/s/Frank J. Ross, Jr.*	Director
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Director
Eleanor B. Schwartz

*By:	/s/Kristen A. Richards	ATTEST:	/s/Megan E. Bray
	Kristen A. Richards		Megan E. Bray
	Attorney-in-Fact		Assistant Secretary